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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Investors Financial Services Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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200 Clarendon Street
Boston, MA 02116

March 7, 2005

Dear Stockholder:

        We cordially invite you to attend the 2005 Annual Meeting of Stockholders of Investors Financial Services Corp. The meeting will be held in the Board Room on the 17th Floor at 200 Clarendon Street, Boston, Massachusetts, on Thursday, April 14, 2005, at 11:00 a.m.

        Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of 2005 Annual Meeting of Stockholders and Proxy Statement.

        Your vote is very important. Whether or not you plan to attend the meeting, please carefully review the enclosed proxy statement. Then complete, sign, date and mail promptly the accompanying proxy in the enclosed return envelope. You also have the option of voting by telephone or via the Internet. To be sure that your vote will be received in time, please return the proxy at your earliest convenience.

        We look forward to seeing you at the Annual Meeting so that we can update you on our progress. Your continuing interest is very much appreciated.

                      Sincerely,

                      Kevin J. Sheehan
                      Chairman and Chief Executive Officer

PLEASE NOTE: Stockholders should be aware of the increased security at public facilities in Boston. If you plan to attend the meeting, please allow additional time for registration and security clearance. You will be asked to present a valid, picture identification such as a driver's license. If you own your shares through a brokerage account or other nominee, you must bring proof of ownership (for details, see Meeting Admission in the Notice of 2005 Annual Meeting of Stockholders). Public parking is available nearby, including in the Garage at 100 Clarendon, which is one block further up Clarendon Street from our building on your right.

200 Clarendon Street
Boston, MA 02116

NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS

Time	11:00 a.m., Eastern Time
Date	Thursday, April 14, 2005
Place	200 Clarendon Street, Seventeenth Floor, Boston, Massachusetts
Purpose	1.	To elect two (2) Class I directors;
	2.	To approve the Company's 2005 Equity Incentive Plan;
	3.	To ratify the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005; and
	4.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.
Record Date	The directors have fixed the close of business on February 18, 2005 as the record date for determining stockholders entitled to notice of and to vote at the meeting.
Meeting Admission
For security clearance at the meeting you will be asked to present valid picture identification such as a driver's license or passport. If your Investors Financial Services Corp. stock is held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name. As a result, these proxy materials are being forwarded to you by your broker or nominee, and your name does not appear on the list of stockholders. Therefore if your stock is held in street name, you should also bring with you a letter or account statement showing that you were the beneficial owner of the stock on the record date in order to be admitted to the meeting.
Voting by Proxy
Please submit a proxy as soon as possible so your shares can be voted at the meeting. You may submit your proxy by mail or by the other means listed on your proxy card. If your stock is held in the name of a broker, bank or other nominee, you may have the choice of instructing the record holder as to the voting of your shares over the Internet or by telephone. Follow the instructions on the form you receive from your broker or bank.

                      By Order of the Board of Directors,

                      Secretary

March 7, 2005

200 Clarendon Street
Boston, MA 02116

PROXY STATEMENT

GENERAL INFORMATION

When was this proxy statement and the accompanying proxy scheduled to be sent to stockholders?

This proxy statement and accompanying proxy were scheduled to be sent to stockholders beginning on or about March 7, 2005.

Who is soliciting my vote?

The Board of Directors of Investors Financial Services Corp. ("Investors Financial" or the "Company") is soliciting your vote for the 2005 Annual Meeting of Stockholders.

How many votes can be cast by all stockholders?

66,769,770 shares of Common Stock of Investors Financial are outstanding and entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each matter.

How do I vote?

You may vote in person at the Annual Meeting or by proxy without attending the meeting. To vote by proxy please mark, date, sign and return the enclosed proxy in the enclosed envelope or follow the other instructions included with your proxy card. If you vote by the enclosed proxy your shares will be voted at the meeting (or any postponement or adjournment of the meeting) in accordance with your instructions or as provided in the proxy. If you do not give any instructions, your shares will be voted by the persons named in the proxy in accordance with the recommendations of the Board of Directors given below.

If your stock is held in the name of a broker, bank or other nominee, follow the instructions on the form you receive from your broker or bank.

To vote in person, bring a form of personal identification with you. If your stock is held by a broker, bank or other nominee, bring an account statement or a letter from the record holder indicating that you own the shares as of February 18, 2005, the record date, and obtain from the record holder a proxy issued in your name.

What are the Board's recommendations on how to vote my shares?

The Board of Directors recommends a vote:

  •
  FOR election of the Class I directors (page 6)

  •
  FOR the approval of the Company's 2005 Equity Incentive Plan (page 23)

  •
  FOR the ratification of Deloitte & Touche LLP as the Company's independent registered public accounting firm (page 28)

Who pays the cost for soliciting proxies?

Investors Financial will pay the cost of soliciting proxies. The solicitation of proxies will be made primarily by mail. Investors Financial has retained Innisfree M&A Corporation to aid in the solicitation of proxies for a fee of approximately $12,500, plus expenses. Proxies may be solicited personally, by telephone, fax and e-mail by employees of Investors Financial and its principal subsidiary, Investors Bank & Trust Company (the "Bank"), without any additional remuneration. Investors Financial will reimburse brokers, banks, custodians, other nominees and fiduciaries for forwarding these materials to their principals and for obtaining the authorization for the execution of proxies.

Can I change my vote?

You may revoke your signed proxy at any time before it is voted by notifying the Secretary in writing, by returning a signed proxy with a later date, or by attending the meeting and voting in person. If your stock is held in street name, you must contact your broker or nominee for instructions as to how to change your vote.

What vote is required to approve each item?

The nominees for election as directors who receive a plurality of the shares voted for election of directors shall be elected directors (Item 1). The affirmative vote of a majority of all shares present in person or represented by proxy at the meeting and entitled to vote is necessary to approve the Company's 2005 Equity Incentive Plan (Item 2) and to ratify the selection of Deloitte & Touche LLP as Investors Financial's independent registered public accounting firm (Item 3).

How is the vote counted?

Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by Investors Financial to act as tellers for the meeting. A majority of the shares entitled to vote at the Annual Meeting constitutes a quorum. The tellers will count shares represented by proxies that withhold authority to vote for a nominee for election as a director only as shares that are present and entitled to vote for purposes of determining the presence of a quorum. None of the withheld votes will be counted as votes "for" a director. Shares properly voted to "abstain" on a particular matter are considered as shares that are entitled to vote for the purpose of determining a quorum but are treated as having voted against the matter.

If you hold shares through a broker, bank or other nominee, generally the nominee may vote the shares for you in accordance with your instructions. Stock exchange and NASD rules prohibit a broker from voting shares held in a brokerage account on some proposals (a "broker non-vote") if the broker does not receive voting instructions from you. Under these rules, a broker may not vote in its discretion on Item 2. Shares that are subject to a broker non-vote are counted for determining the quorum but as not entitled to vote on the particular matter, so without voting instructions a broker non-vote could occur on Item 2.

Could other matters be decided at the Annual Meeting?

We do not know of any other matters that may be presented for action at the meeting. Should any other business come before the meeting, the persons named on the enclosed proxy will have discretionary authority to vote the shares represented by such proxies in accordance with their best judgment.

What happens if the Annual Meeting is postponed or adjourned?

Your proxy may be voted at the postponed or adjourned meeting. You will be able to change your proxy until it is actually voted.

MANAGEMENT AND PRINCIPAL HOLDERS OF VOTING SECURITIES

        The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of February 18, 2005: (i) by each person who, to the knowledge of the Company, beneficially owned more than 5% of the shares of the Company's Common Stock outstanding at such date; (ii) by each director, nominee and each executive officer identified in the Summary Compensation Table set forth below under "Compensation and Other Information Concerning Directors and Officers"; and (iii) by all executive officers, directors and nominees as a group. Unless otherwise indicated below, each person listed maintains a business address c/o Investors Financial Services Corp., 200 Clarendon Street, Boston, MA 02116 and, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law or as otherwise noted.

Name and Address of Beneficial Owner	Amount and Nature of Ownership***	Percent of Class**
Entities associated with T. Rowe Price Associates, Inc. (1) 100 East Pratt Street Baltimore, Maryland 21202	4,241,942	6.3%
Entities associated with Peak Investments LLC (2) 865 South Figueroa Street Los Angeles, CA 90017	3,979,962	6.0%
Entities associated with American Express Financial Corporation (3) 200 AXP Financial Center Minneapolis, MN 55474	3,634,527	5.5%
Entities associated with AMVESCAP PLC (4) 11 Devonshire Square London EC2M 4YR, England	3,360,690	5.1%
Frank B. Condon, Jr. (5)	82,627	*
Robert B. Fraser (6)	88,528	*
Donald G. Friedl (7)	43,709	*
Edward F. Hines (8)	2,027	*
Thomas P. McDermott (9)	37,739	*
James M. Oates (10)	52,678	*
Phyllis S. Swersky (11)	27,301	*
Kevin J. Sheehan (12)	2,153,650	3.2%
Michael F. Rogers (13)	1,969,243	3.0%
Edmund J. Maroney (14)	590,705	*
John N. Spinney, Jr. (15)	98,980	*
John E. Henry (16)	221,657	*
All executive officers and directors As a group (13 persons) (17)	5,922,825	8.9%

*
Less than 1%

**
Percentage ownership is based upon shares of Common Stock outstanding as of February 18, 2005. Shares of Common Stock that may be acquired by a listed person within 60 days of February 18, 2005 are deemed outstanding for purposes of computing the number of shares of Common Stock owned by that person, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

***
On February 16, 1999, the Board of Directors declared a two-for-one stock split in the form of a 100% stock dividend payable March 17, 1999 to stockholders of record on March 1, 1999. On May 15, 2000, the Board of Directors declared a two-for-one stock split in the form of a 100% stock dividend payable June 15, 2000 to stockholders of record on May 31, 2000. On April 23, 2002, the Board of Directors declared a two-for-one stock split in the form of a 100% stock dividend payable June 14, 2002 to stockholders of record on May 24, 2002. Share numbers in this proxy statement have been restated to reflect these stock splits, where applicable.

(1)
All shares may be deemed to be beneficially owned by T. Rowe Price Associates, Inc. T. Rowe Price Associates, Inc. expressly disclaims that it is, in fact, the beneficial owner of such shares. Information with respect to T. Rowe Price Associates, Inc., and its affiliates is derived from the Schedule 13G filed by T. Rowe Price Associates, Inc. with the Securities and Exchange Commission on or about February 14, 2005.

(2)
All shares may be deemed to be beneficially owned by Robert Day who may be deemed to control Peak Investments LLC. Information with respect to Peak Investments LLC and Robert Day is derived from the Schedule 13F filed jointly by Peak Investments LLC with the Securities and Exchange Commission on or about February 11, 2005. The reporting herein of such shares shall not be construed as an admission by Mr. Day that Mr. Day is the beneficial owner thereof for purposes of Section 16 of the Securities Exchange Act of 1934 or for any other purpose.

(3)
All shares may be deemed to be beneficially owned by American Express Financial Corporation. Information with respect to American Express Financial Corporation and its affiliates is derived from the Schedule 13G filed by American Express Financial Corporation with the Securities and Exchange Commission on or about February 11, 2005.

(4)
All shares may be deemed to be beneficially owned by AMVESCAP PLC. Information with respect to AMVESCAP PLC and its affiliates is derived from the Schedule 13G filed by AMVESCAP PLC with the Securities and Exchange Commission on or about February 14, 2005.

(5)
Includes 31,486 shares of Common Stock which may be purchased within 60 days of February 18, 2005 upon the exercise of stock options granted under the Company's 1995 Non-Employee Director Stock Option Plan (the "Director Plan").

(6)
Includes 64,651 shares of Common Stock which may be purchased within 60 days of February 18, 2005 upon the exercise of stock options granted under the Director Plan and the Company's Amended and Restated 1995 Stock Plan (the "1995 Plan").

(7)
Includes 17,555 shares of Common Stock which may be purchased within 60 days of February 18, 2005 upon the exercise of stock options granted under the Director Plan.

(8)
Includes 1,527 shares of Common Stock which may be purchased within 60 days of February 18, 2005 upon the exercise of stock options granted under the Director Plan.

(9)
Includes 22,747 shares of Common Stock which may be purchased within 60 days of February 18, 2005 upon the exercise of stock options granted under the Director Plan.

(10)
Includes 18,084 shares of Common Stock which may be purchased within 60 days of February 18, 2005 upon the exercise of options granted under the Director Plan.

(11)
Includes 20,901 shares of Common Stock which may be purchased within 60 days of February 18, 2005 upon the exercise of stock options granted under the Director Plan.

(12)
Includes 1,081,838 shares of Common Stock which may be purchased within 60 days of February 18, 2005 upon the exercise of stock options granted under the 1995 Plan.

(13)
Includes 848,564 shares of Common Stock which may be purchased within 60 days of February 18, 2005 upon the exercise of stock options granted under the 1995 Plan.

(14)
Includes 455,737 shares of Common Stock which may be purchased within 60 days of February 18, 2005 upon the exercise of stock options granted under the 1995 Plan.

(15)
Includes 88,982 shares of Common Stock which may be purchased within 60 days of February 18, 2005 upon the exercise of stock options granted under the 1995 Plan.

(16)
Includes 169,949 shares of Common Stock which may be purchased within 60 days of February 18, 2005 upon the exercise of stock options granted under the 1995 Plan.

(17)
Includes 3,123,760 shares of Common Stock which may be purchased by executive officers and directors within 60 days of February 18, 2005 upon the exercise of stock options granted under the 1995 Plan and the Director Plan.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees

        The Company's Certificate of Incorporation and By-laws provide for a Board of Directors divided into three classes. The members of each class of directors serve for staggered three-year terms. Mr. Friedl, Ms. Swersky and Mr. Hines are Class I directors whose terms expire at the 2005 Annual Meeting of Stockholders. The Board of Directors is also composed of (i) two Class II directors (Messrs. Condon and Fraser) whose terms expire upon the election and qualification of directors at the Annual Meeting of Stockholders to be held in 2006 and (ii) three Class III directors (Messrs. Sheehan, Oates and McDermott) whose terms expire upon the election and qualification of directors at the Annual Meeting of Stockholders to be held in 2007.

        On February 15, 2005, Donald G. Friedl, a director since 1996, notified the Company's Board of Directors that he is retiring from his position as a director and thus will not stand for re-election at the 2005 Annual Meeting. As a result, the Board of Directors will, subsequent to the 2005 Annual Meeting, be reduced from 8 to 7 members and only two Class I directors will be subject to election.

        The Board of Directors, based on the recommendation of the Nominating and Corporate Governance Committee, has nominated and recommended that Ms. Swersky and Mr. Hines be elected Class I directors, to hold office until the Annual Meeting of Stockholders to be held in the year 2008 and until their successors have been duly elected and qualified or until their earlier resignation or removal. The Board of Directors knows of no reason why the nominees should be unable or unwilling to serve, but if any nominee should for any reason be unable or unwilling to serve, the proxies will be voted or not voted in accordance with the judgment of the persons named as attorneys-in-fact in the proxies with respect to the vacancy created by that nominee's inability or unwillingness to serve. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE "FOR" THE ELECTION OF PHYLLIS S. SWERSKY AND EDWARD F. HINES, JR.

        The following table sets forth the nominees to be elected at the Annual Meeting and each director whose term of office will extend beyond the Annual Meeting, the year such nominee or director was first elected a director, the positions currently held by the nominees and each director with the Company, the year the nominee's or director's term will expire and the class of director of each nominee and each director:

Nominee's or Director's Name and Year Nominee or Director First Became a Director	Position(s) with the Company	Year Term Will Expire	Class of Director
Nominees:
Phyllis S. Swersky (1996)	Director	2008	I
Edward F. Hines, Jr. (2004)	Director	2008	I
Continuing Directors:
Kevin J. Sheehan (1990)	Chairman and Chief Executive Officer	2007	III
James M. Oates (1995)	Director	2007	III
Thomas P. McDermott (1995)	Director	2007	III
Frank B. Condon, Jr. (1986)	Director	2006	II
Robert B. Fraser (1996)	Director	2006	II

DIRECTORS AND EXECUTIVE OFFICERS

        The following table sets forth the directors and the executive officers of the Company as of February 18, 2005, their ages, and the positions currently held by them with the Company. The Company's executive officers are appointed by, and serve at the discretion of, the Board of Directors. Each executive officer is a full time employee of the Company. There is no family relationship between any executive officer and director of the Company.

Name	Age	Position
Kevin J. Sheehan	53	Chairman of the Board and Chief Executive Officer
Michael F. Rogers	47	President
John N. Spinney, Jr.	39	Senior Vice President and Chief Financial Officer
Robert D. Mancuso	44	Senior Vice President—Marketing and Client Management
Edmund J. Maroney	48	Senior Vice President—Technology
John E. Henry	40	Senior Vice President, General Counsel and Secretary
James M. Oates	58	Director
Thomas P. McDermott	69	Director
Robert B. Fraser	76	Director
Frank B. Condon, Jr.	69	Director
Donald G. Friedl	72	Director
Phyllis S. Swersky	53	Director
Edward F. Hines, Jr.	59	Director

        Mr. Oates is Chairman of the Compensation Committee of which Messrs. Condon and McDermott are also members. Mr. McDermott is Chairman of the Audit Committee of which Messrs. Fraser and Hines and Ms. Swersky are also members. Mr. Condon is Chairman of the Nominating and Corporate Governance Committee of which Messrs. McDermott and Oates are also members. Ms. Swersky and Mr. Friedl represent the Board of Directors on the Community Reinvestment Act Committee. The Company was organized in June 1995 to serve as the holding company for the Bank and for periods prior to that date, references to the Company mean the Bank.

        Mr. Sheehan has served as a director since 1990. He has been Chief Executive Officer and Chairman of the Board of Directors since June 1995. Mr. Sheehan served as President from June 1992 to August 2001. Prior to joining the Company in May 1990 with the Company's acquisition of the Financial Products Services Division of the Bank of New England, Mr. Sheehan was a Senior Vice President at the Bank of New England.

        Mr. Rogers has been President since August 2001, and has had responsibility for all operating areas since 1990. He served as Executive Vice President from September 1993 to August 2001. Prior to joining the Company in May 1990 with the Company's acquisition of the Financial Products Services Division of Bank of New England, Mr. Rogers was a Vice President at the Bank of New England.

        Mr. Spinney has been Senior Vice President since August 2001 and Chief Financial Officer since January 2002. Prior to joining the Company in August 2001, Mr. Spinney was an audit partner in the Financial Services Practice of KPMG LLP, a public accounting firm.

        Mr. Mancuso has been Senior Vice President—Marketing and Client Management since September 1993. He joined the Company in September 1992. Prior to joining the Company, Mr. Mancuso was Eastern Region Director of Sales for PRJ Associates, a software development firm.

        Mr. Maroney has been Senior Vice President—Technology since July 1991. Mr. Maroney served as a Systems Manager in the custody department prior to becoming Senior Vice President. Prior to joining the Company in May 1990 with the Company's acquisition of the Financial Products Services Division of the Bank of New England, Mr. Maroney was Vice President at the Bank of New England.

        Mr. Henry has been General Counsel of the Company since February 1996, Secretary of the Company since January 1997 and Senior Vice President since April 2000. Prior to joining the Company, Mr. Henry was an associate at the Boston law firm of Testa, Hurwitz & Thibeault, LLP. Mr. Henry is Vice Chairman of The Arts & Business Council of Greater Boston, a non-profit organization.

        Mr. Oates has been a director of the Company since June 1995. Mr. Oates has been Chairman of Hudson Castle Group, Inc., since 1995 and has been the Managing Director of the Wydown Group, a consulting firm specializing in start-ups, since 1994. Mr. Oates served as President and Chief Executive officer of Neworld Bancorp Incorporated from 1984 to 1994. Mr. Oates is a Director and Chairman of the Investment Committee and Member of the Audit and Personnel Committees of Connecticut River Bancorp, Inc., and Connecticut River Bank. Mr. Oates is also a Director and Member of the Executive, Compensation, Audit and Finance Committees and Chairman of the Nominating Committee of Stifel Financial Corporation, a Director of the New Hampshire Trust Co., a Director of twenty-five Phoenix Mutual Funds and a member of the Board of Trustees of the John Hancock Trust. Mr. Oates is Chairman of the Board of Directors and a Member of the Executive and Compensation Committees of Emerson Investment Management, Inc. Mr. Oates is also a member of the Finance and Investment Committee of the Endowment for Health, a New Hampshire non-profit corporation; a member of the Investment Committee of the New Hampshire Charitable Foundation; and President of the Board of Trustees of Middlesex School.

        Mr. McDermott has been a director of the Company since June 1995. He has been Managing Director of TPM Associates, a consulting firm, since January 1994. He served as Managing Partner, New England Area of Ernst & Young LLP from 1989 to 1993. Mr. McDermott is also a Director of ACCION International, Massachusetts Eye & Ear Infirmary and Harvard University—LASPAU.

        Mr. Fraser has been a director of the Company since June 1996. Mr. Fraser was Chairman of the Boston law firm of Goodwin Procter LLP from 1984 to 1997. He is also Chairman of The Arts & Business Council of Greater Boston and a Director of the Massachusetts Institute for a New Commonwealth (MassINC).

        Mr. Condon has been a director of the Company since April 1986. From July 1982 to July 1993, he was Chief Executive Officer and President, and from July 1993 to April 1997 he was Chief Executive Officer and Chairman of Woodstock Corporation, a Boston-based investment management firm and of its wholly owned subsidiary, Woodstock Service Corporation, a provider of financial services. Mr. Condon also serves as a Director of Big Sandy Management Company and Manager of Coal, Energy Investments & Management, LLC.

        Mr. Friedl has been a director of the Company since February 1996. He was the Chairman, President and Chief Executive Officer of All Seasons Services, Inc., a commercial food and vending company, from 1986 until January 1997. He served as a Director of Classic Foods, Inc. from June 1999 to March 2002. Mr. Friedl currently serves as a Director of Marical, Inc., a marine biotechnology company, and as a Director of Custom Foods, Inc.

        Ms. Swersky has been a director of the Company since February 1996. She has been President of The Meltech Group, a consulting firm specializing in business advisory services for high-growth potential businesses, since 1995. She was the President of The Net Collaborative, Inc., an Internet systems integration company, from 1996 to 1997. She served as President of Work/Family Directions, Inc., a provider of employee benefits programs, from 1992 through 1995. Prior to 1992, she was Executive Vice President and Chief Financial Officer of AICorp, Inc., a computer software company. Ms. Swersky also serves as a Director of Art Technology Corp., a computer software company, and Berkshire Life Insurance Company of America, Inc.

        Mr. Hines has been a director of the Company since June 2004. He has been a Partner of Hines & Corley since 2001. From 1977 to 2001 he was a Partner in the Boston law firm of Choate, Hall & Stewart. Mr. Hines also acts as a professional trustee for several trusts. In his capacity as trustee of certain of these trusts, Mr. Hines has retained the services of Investors Bank & Trust Company to provide custody services with respect to approximately $800 million in assets.

        A director may be removed for cause, which is generally defined under Delaware law as an event of a substantial nature which directly affects the rights and interests of a company's stockholders, such as disclosing trade secrets of the Company or embezzling corporate funds, by a vote of at least a majority of the shares of the Company's capital stock entitled to vote in the election of directors. A director may be removed without cause by a vote of at least seventy-five percent of the shares of the Company's capital stock entitled to vote in the election of directors.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Board Meetings

        The Board of Directors met twelve times during the fiscal year ended December 31, 2004. The Board of Directors has determined that the following directors are independent under applicable laws, rules and regulations: Mr. Condon, Mr. Fraser, Mr. Friedl, Mr. McDermott, Mr. Oates, Mr. Hines and Ms. Swersky. The independent members of the Board of Directors met in executive session (without the presence of management) three times in 2004. The presiding director at each executive session rotates among the chairs of the Board's Audit, Compensation, and Nominating and Corporate Governance Committees. In 2004 the chairs of those Committees were Mr. McDermott, Mr. Oates and Mr. Condon, respectively.

Board Committees

Audit Committee

        The membership of the Audit Committee of the Board of Directors is currently comprised of Messrs. McDermott, Fraser, Hines and Ms. Swersky, all of whom have been determined to be independent. The functions and responsibilities of the Audit Committee are set forth below in the Report of the Audit Committee. The Audit Committee met 16 times during the fiscal year ended December 31, 2004. The Board of Directors has determined that Thomas P. McDermott is an "audit committee financial expert" as defined in the applicable rules and regulations of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board has adopted a written charter setting out the authority and responsibilities of the Audit Committee. The current Audit Committee Charter provides greater detail regarding the activities of the Audit Committee. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A and may be found on the Investor Relations section of the Company's website at www.ibtco.com.

Compensation Committee

        The Compensation Committee is currently comprised of Messrs. Oates, McDermott and Condon, all of whom have been determined to be independent. The Compensation Committee operates under a written charter, a copy of which may be found on the Investor Relations section of the Company's website at www.ibtco.com. The Compensation Committee is responsible for administering the Company's stock plans and for reviewing and approving compensation matters concerning the executive officers and key employees of the Company. The Compensation Committee met four times during the fiscal year ended December 31, 2004.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee is currently comprised of Messrs. Condon, McDermott and Oates, all of whom have been determined to be independent. The Nominating and Corporate Governance Committee operates under a written charter, a copy of which may be found on the Investor Relations section of the Company's website at www.ibtco.com. The Nominating and Corporate Governance Committee is responsible for oversight of corporate governance at the Company and recommending to the Board of Directors persons to be nominated for election or appointment as directors of the Company.

        The Nominating and Corporate Governance Committee may use any of a number of methods to identify nominee candidates, including personal and industry contacts and recruiting firms. The Nominating and Corporate Governance Committee does not have specifically enumerated minimum qualifications for nominees, but instead seeks candidates with significant industry or management experience who the Committee believes will contribute to the Board and the Company. The Nominating and Corporate Governance Committee did not engage any third party recruiting firms to identify nominees in 2004. Potential nominees are reviewed by the Committee. Candidates that pass the initial screening by the Committee will then be interviewed by the Committee. The Committee may also request input from, or interviews of candidates by, management of the Company.

        The Nominating and Corporate Governance Committee will consider nominees recommended by stockholders. Any such recommendations should be submitted in writing to the Secretary of the Company at the Company's principal executive offices in accordance with the nominating procedures set forth in the Company's by-laws. Nominees recommended by stockholders will be evaluated in the manner described above. The Committee did not receive any stockholder nominee recommendations for the 2005 Annual Meeting of Stockholders. The Nominating and Corporate Governance Committee met four times during the fiscal year ended December 31, 2004.

        During 2004, no director attended fewer than 75% of (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director) or (ii) the total number of meetings of all committees of the Board on which he or she served (held during the period that he or she served).

        The Board expects all directors to attend each Annual Meeting of Stockholders. All directors were present at the 2004 Annual Meeting of Stockholders.

        Stockholders who wish to contact the Company's independent directors may do so via e-mail at Directors@ibtco.com.

REPORT OF THE AUDIT COMMITTEE

        The functions of the Audit Committee (the "Audit Committee") are focused on the following areas:

  •
  the reliability and integrity of the Company's accounting and financial reporting practices;

  •
  the quality and integrity of the Company's financial statements and reports;

  •
  the independent registered public accounting firm's qualifications and independence;

  •
  the performance of the Company's internal audit function and independent registered public accounting firm;

  •
  the Company's compliance with laws, regulations and internal policies; and

  •
  the soundness of the Company's internal controls.

        The directors who serve on the Audit Committee all meet the independence requirements promulgated by the Securities and Exchange Commission, including Rule 10A-3(b)(1) pursuant to the Exchange Act, and the National Association of Securities Dealers. The Board of Directors made an affirmative determination as to the independence of each member of the Audit Committee, including a determination that no member of the Audit Committee has a relationship with the Company that may interfere with his or her independence from the Company and its management. No member of the Audit Committee has participated in the preparation of the Company's financial statements, and each member is able to read and understand fundamental financial statements. In addition, as disclosed above, the Board of Directors has determined that Thomas P. McDermott is an "audit committee financial expert," as defined in the applicable rules and regulations of the Exchange Act.

        The Audit Committee met 16 times during 2004.

        The Board has adopted a written charter setting out the authority and responsibilities of the Audit Committee. A copy of the current Audit Committee Charter is attached to this Proxy Statement as Appendix A and provides greater detail regarding the activities of the Audit Committee.

        Management has primary responsibility for the Company's consolidated financial statements and the overall reporting process, including the Company's system of internal controls.

        The Company's independent registered public accounting firm audits the annual consolidated financial statements prepared by management, expresses an opinion as to whether those consolidated financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles and discusses with the Audit Committee any issues it believes should be raised with the Audit Committee.

        For 2004, the Audit Committee engaged Deloitte & Touche LLP, the Company's independent registered public accounting firm. The Audit Committee reviewed the Company's audited consolidated financial statements and met with both management and Deloitte & Touche LLP to discuss those consolidated financial statements. Management has represented to the Audit Committee that the consolidated financial statements were prepared in accordance with generally accepted accounting principles and fairly represent the financial condition and results of operations of the Company.

        The Audit Committee has received from and discussed with Deloitte & Touche LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee has discussed Deloitte & Touche LLP's independence with Deloitte & Touche LLP. The Audit Committee also discussed with Deloitte & Touche LLP the matters required to be discussed by Public Company Accounting Oversight Board Interim Standard AU_380 (Communication with Audit Committees).

        Based on these reviews and discussions, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004. The Audit Committee also engaged Deloitte & Touche LLP to act as the Company's independent registered public accounting firm for the 2005 fiscal year.

        During 2004, the Company completed the documentation, testing and evaluation of its system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Audit Committee received periodic updates provided by management and Deloitte & Touche LLP. The Audit Committee reviewed the report of management contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2004. The Audit Committee also reviewed Deloitte & Touche LLP's Report of Independent Registered Public Accounting Firm included in the Company's Form 10-K related to Deloitte & Touche LLP's audit of (i) the Company's consolidated financial statements; (ii) management's assessment of the effectiveness of the Company's internal control over financial reporting and (iii) the effectiveness of the Company's internal control over financial reporting. The Committee continues to oversee the Company's efforts related to its internal control over financial reporting and management's preparations for the evaluation in fiscal 2005.

        No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or any portion of it by reference. In addition, this report shall not be deemed to be filed under either the Securities Act or the Exchange Act.

Respectfully submitted by the
Audit Committee of the Board of Directors

Thomas P. McDermott (Chairman)
Robert B. Fraser
Edward F. Hines
Phyllis S. Swersky

COMPENSATION AND OTHER INFORMATION
CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation

Summary Compensation Table

        The following table sets forth summary information concerning the compensation paid or earned for services rendered to the Company in all capacities during the years ended December 31, 2004, 2003 and 2002 to (i) the Company's Chief Executive Officer and (ii) each of the other four most highly compensated executive officers of the Company who received total annual salary and bonus in excess of $100,000 in fiscal 2004 (the "Named Executive Officers").

	Annual Compensation(1)			Long Term Compensation Awards
Name and Principal Position			Bonus or Commission($)		All Other Compensation ($)(3)
	Year	Salary($)		Options(#)(2)
Kevin J. Sheehan Chief Executive Officer and Chairman	2004 2003 2002	867,000 787,500 750,000	2,817,750 1,771,875 1,687,500	98,204 30,000 33,428	26,825 27,300 27,540
Michael F. Rogers President	2004 2003 2002	751,000 682,500 650,000	2,440,750 1,535,625 1,462,500	119,277 70,052 77,767	14,720 14,570 14,810
Edmund J. Maroney Senior Vice President—Technology	2004 2003 2002	515,000 446,250 425,000	1,673,750 1,004,063 956,250	37,465 22,438 20,000	10,667 10,453 10,631
John N. Spinney, Jr. Senior Vice President and Chief Financial Officer	2004 2003 2002	350,000 300,000 250,000	1,137,500 675,000 375,000	71,915 22,954 70,000	8,170 7,960 6,420
John E. Henry Senior Vice President, Secretary and General Counsel	2004 2003 2002	345,000 300,000 275,000	776,250 450,000 343,750	20,000 32,213 26,516	7,834 6,360 6,275

(1)
Excludes non-cash compensation that in the aggregate does not exceed the lesser of $50,000 or 10% of such named individual's cash compensation.

(2)
Adjusted to reflect the two-for-one stock split of the Company's Common Stock on June 14, 2002.

(3)
The amount shown for each Named Executive Officer for 2004, 2003 and 2002 includes the dollar value ($6,150, $6,000 and $6,000) of matching contributions made pursuant to the Company's 401(k) plan, a qualified employee benefit defined contribution plan, for 2004, 2003 and 2002, respectively. Also included are amounts paid to cover certain life insurance arrangements and net premiums paid by the Company for term life insurance, for the benefit of Messrs. Sheehan ($20,675, $21,540, $21,540), Rogers ($8,570, $8,810, $8,810), Maroney ($4,517, $4,631, $4,530), Spinney ($2,020, $420, $123) and Henry ($1,684, $360, $275) in 2004, 2003 and 2002, respectively.

Option Grants in 2004

        The following table sets forth certain information regarding options to purchase Common Stock granted during 2004 by the Company to the Named Executive Officers. The Company did not grant any stock appreciation rights in 2004.

	Individual Grants						Potential Realizable Value at Assumed Annual Percentage Rates of Stock Price Appreciation For Option Term (2)
	Number of Shares Underlying Options Granted		% of Total Options Granted to Employees in Fiscal Year
Name					Exercise Price ($/Share) (1)	Expiration Date
							5% ($)	10% ($)
Kevin J. Sheehan	63,514(c 30,000(b 2,345(c 2,345(c	) ) ) )	7.0961 3.3517 0.2620 0.2620	% % % %	41.03 41.03 42.61 42.61	11/15/14 11/15/14 11/15/09 11/13/10	1,638,886 774,106 33,983 40,678	4,153,260 1,961,738 77,095 94,796
Michael F. Rogers	2,627(c 25,953(c 65,697(c 25,000(b	) ) ) )	0.2935 2.8996 7.3400 2.7931	% % % %	38.05 38.05 41.03 41.03	11/15/09 11/15/09 11/15/14 11/15/14	27,616 272,831 1,695,216 645,089	61,025 602,886 4,296,009 1,634,781
Edmund J. Maroney	729(c 16,736(c 20,000(b	) ) )	0.0814 1.8698 2.2345	% % %	41.03 41.03 41.03	11/16/08 11/15/14 11/15/14	6,446 431,848 516,071	13,882 1,094,388 1,307,825
John N. Spinney, Jr.	20,000(b 47,588(a 2,412(a 1,308(c 607(c	) ) ) ) )	2.2345 5.3168 0.2695 0.1461 0.0678	% % % %	41.03 41.45 41.45 42.66 42.66	11/15/14 6/15/14 6/15/14 6/18/12 11/12/12	516,071 1,240,509 62,875 26,642 12,364	1,307,825 3,143,693 159,338 63,811 29,613
John E. Henry	20,000(b	)	2.2345%		41.03	11/15/14	516,071	1,307,825

(a)
Grants become exercisable in 48 equal monthly installments beginning June 15, 2004 and include a reload feature. The reload feature provides that on an exercise of options in which the optionee makes payment through the delivery of previously owned shares of the Company's Common Stock, the optionee shall receive an additional option to purchase that number of shares of the Company's Common Stock as was delivered in payment for such exercise.

(b)
Grants are exercisable immediately and include a reload feature (as described in footnote (a) above).

(c)
Grants are exercisable immediately.

(1)
The exercise price per share of each option was determined by the Compensation Committee to be equal to the fair market value per share of the Common Stock on the date of grant.

(2)
Amounts shown represent hypothetical gains that could be achieved for the respective options exercised at the end of the option term. These gains are based on assumed rates of appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the options or sale of the underlying shares. The actual gains, if any, on the stock option exercises will depend on the future performance of the Common Stock, the optionholder's continued employment through the option period, the date on which the options are exercised and the date on which the underlying shares of Common Stock are sold. The potential realizable value does not represent the Company's prediction of its future stock price performance.

Aggregated Option Exercises in 2004
and Option Values at December 31, 2004

        The following table sets forth certain information regarding stock option exercises by the Named Executive Officers in 2004 and the number and value of the Named Executive Officers' unexercised stock options at December 31, 2004.

					Value of Unexercised In-The-Money Options at December 31, 2004 ($)(2)
			Number of Securities Underlying Unexercised Options at December 31, 2004(#)
Name	Shares Acquired On Exercise (#)	Value Realized ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Kevin J. Sheehan	98,376	$2,699,997.91	1,066,838	60,004	33,593,004	1,040,471
Michael F. Rogers	100,000	$2,717,500.00	836,064	50,004	19,273,843	867,072
Edmund J. Maroney	24,784	$803,856.83	445,739	40,002	13,728,312	693,636
John N. Spinney, Jr.	4,843	$65,229.71	81,483	93,543	1,349,059	1,130,794
John E. Henry	17,848	$652,828.00	163,285	31,668	2,819,989	540,999

(1)
Calculated as the difference between the fair market value of the underlying Common Stock at the exercise date of the options and the aggregate exercise price. Actual gains on stock option exercises depend on the value of the underlying Common Stock on the date such Common Stock is actually sold.

(2)
Value is based on the difference between the option exercise price and the fair market value of the Company's Common Stock on December 31, 2004 ($49.98 per share, the last reported sales price of the Company's Common Stock on the Nasdaq National Market on December 31, 2004) multiplied by the number of shares underlying the option. The actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock, the optionholder's continued employment through the option period, the date on which the options are exercised and the date on which the underlying shares of Common Stock are sold.

Stock Plans

        The Company currently has three stock plans: the Amended and Restated 1995 Stock Plan (the "1995 Plan"), the Amended and Restated 1995 Non-Employee Director Stock Option Plan (the "Director Plan") and the 1997 Employee Stock Purchase Plan, as amended (the "1997 Plan"). Each of the 1995 Plan, the Director Plan and the 1997 Plan have been approved by stockholders. The Company does not have any equity compensation plans that have not been approved by stockholders.

        The following table provides aggregate information, as of December 31, 2004, regarding outstanding options and the number of shares of Common Stock available for future issuance under the 1995 Plan, the Director Plan and the 1997 Plan.

Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
5,929,352	$28	4,125,512*

*
Includes 636,267 shares available for issuance under the 1997 Plan.

Employment Agreements

        The Company entered into amended and restated employment agreements with Kevin J. Sheehan, Michael F. Rogers, Edmund J. Maroney and John E. Henry on May 16, 2000, and with John N. Spinney, Jr. on November 12, 2002, each with a term of three years, subject to annual renewal and earlier termination. The agreements with Messrs. Sheehan, Rogers, Maroney, Henry and Spinney currently have a term that expires on December 31, 2007.

        Messrs. Sheehan's, Rogers', Maroney's, Henry's and Spinney's agreements provide that the Company will employ Messrs. Sheehan, Rogers, Maroney, Henry and Spinney as Chief Executive Officer, President, Senior Vice President—Technology and Senior Vice President, Secretary and General Counsel, and Senior Vice President and Chief Financial Officer, respectively, and will pay them an annual salary determined by the Company's Board of Directors, as well as an annual bonus under the Company's then applicable bonus plans, if any.

        Under their employment agreements, the Company may terminate their employment for cause defined as (i) a finding by a majority of the Board of Directors that the employee has performed his duties inadequately, (ii) action or inaction by the employee which results in a material breach of the agreement or in the employee unfairly competing with the Company, (iii) the commission of a felony which shall adversely affect the employee's ability to perform his duties, or (iv) the commission of an act of fraud, dishonesty, gross negligence or deliberate disregard for the rules and policies of the Company. Termination for cause results in no liability to the Company beyond the payment of wages to the date of discharge, except in the case of a termination solely pursuant to a finding by a majority of the Board of Directors that an individual has performed his or her duties inadequately, in which case the agreements provide for a lump sum payment equal to nine months of annual salary at the then current rate, as well as nine months of continuing medical coverage paid for by the Company.

        Should their employment be terminated by the Company without cause, by disability, or by Messrs. Sheehan, Rogers, Maroney, Henry or Spinney for good reason, which good reason includes (i) a material change by the Company of either their authority, functions or duties which results in a reduction in their respective position's scope, importance or responsibilities, (ii) a failure by the Company to comply with the terms of their respective employment agreements, and (iii) with respect to Mr. Sheehan only, a failure by the stockholders to re-elect him as a director of the Company, the agreements provide for a lump sum payment equal to the sum of (x) the greater of twice their current annual salary or the salary due to be paid under the remaining term of the agreement plus (y) the number of years remaining under the agreement multiplied by the employee's highest annual bonus during the past three years. The agreements also provide for continuation of medical coverage for the longer of two years or the remaining term of the agreement. The agreements also provide that the Company shall pay to Messrs. Sheehan, Rogers, Maroney, Henry and Spinney an amount sufficient to fund a life insurance policy payable to the beneficiaries of their choice in a face amount comparable to the amount they would receive upon termination of their employment by the Company without cause.

Change in Control Agreements

        The Company also entered into change of control employment agreements with Messrs. Sheehan, Rogers, Maroney and Henry on May 16, 2000, and with Mr. Spinney on August 23, 2001. The agreements with Messrs. Sheehan, Rogers, Maroney, Henry and Spinney currently have a term of three years, subject to automatic annual renewal and earlier termination.

        The change of control employment agreements become effective upon a change in control of the Company, defined to be a consolidation, merger, reorganization or sale or transfer of all or substantially all of the assets of the Company, a change in a majority of the Board of Directors, or the acquisition by any person of 20% or more of the voting securities of the Company. The agreements provide that if any of Messrs. Sheehan, Rogers, Maroney, Henry or Spinney is terminated during the term of his agreement, he shall receive a lump sum severance payment equal to three times the employee's most recent annual salary plus a payment equal to three times the highest of the employee's three most recent annual bonuses, as well as an actuarial payment under any existing defined benefit plan and continuing benefits and medical coverage for three years. If the lump sum severance payment is subject to an excise tax imposed by Section 4999 of the Internal Revenue Code, then the executive will also be entitled to receive a "gross-up payment" in an amount sufficient to satisfy the excise tax. However, if the lump sum severance payment does not exceed 110% of the greatest amount that could be paid to the executive such that the receipt of the lump sum severance payment would not result in the imposition of an excise tax (the "Reduced Amount"), then no gross-up payment will be made and the lump sum severance payment will be reduced to the Reduced Amount.

Pension Plans

        In 1971, the Company adopted the Investors Bank & Trust Pension Plan (as amended, the "Pension Plan"), covering all employees who are at least 21 years of age. In 1996, the Company amended the Pension Plan to freeze the admission of new entrants after December 31, 1996. The Pension Plan was amended in December 2001 to freeze benefit accruals for certain highly compensated participants as of December 31, 2002, as well as to change the maximum allowable compensation projected for future years. Such highly compensated participants will receive their full benefit accrual under the Company's non-qualified retirement plan, as described below. The Pension Plan was amended in December 2004 to freeze benefit accruals for additional highly compensated participants as of December 31, 2004. Benefits under the Pension Plan are based on an employee's years of service and his or her final average monthly compensation. A participant's monthly benefit at normal retirement (i.e., at or after attaining the age of 65 years) payable as a life annuity equals a percentage of the participant's final average monthly compensation multiplied by years of service. The percentage varies depending on years of service and the level of final average monthly compensation. Early retirement benefits are available to participants who have attained age 55 and have at least 10 years of service. Benefits are payable at retirement in the form of a monthly annuity or a single lump sum.

        A participant's final average monthly compensation is the average of such participant's total eligible compensation (i.e., basic cash remuneration excluding incentive compensation) during the 60 consecutive months in the last 120 months of employment affording the highest such average subject to certain limits on eligible compensation set by Federal law. For 2004, this limit was $205,000. The Pension Plan's benefit formula described above became effective in 1991, but applies to all periods of benefit service.

        In 1994, the Company adopted the Investors Bank & Trust Supplemental Executive Retirement Plan (as amended, the "SERP") covering certain employees. The SERP is a non-qualified supplemental retirement plan and pays benefits for certain participants in addition to benefits paid under the Pension Plan. Benefits under the SERP are based on an employee's total compensation or the portion of such employee's total compensation not included in the calculation of benefits to be paid under the Pension Plan. Payments under the SERP are based on years of service and the employee's final total compensation, including incentive compensation (i.e. bonus and commissions) for certain participants.

        The following table shows the estimated annual benefits payable to employees covered by both the Pension Plan and the SERP or exclusively by the SERP upon retirement in specified total compensation and years of service classifications. Amounts listed in the table are not subject to deduction for social security or other offset amounts.

	Years of Service at Retirement (Age 65 in 2004)
Remuneration
	10	15	20	25	30	35
$200,000	$40,454	$60,682	$80,909	$101,136	$108,636	$116,136
$500,000	$104,954	$157,432	$209,909	$262,386	$281,136	$299,886
$1,000,000	$212,454	$318,682	$424,909	$531,136	$568,636	$606,136
$1,500,000	$319,954	$479,932	$639,909	$799,886	$856,136	$912,386
$2,000,000	$427,454	$641,182	$854,909	$1,068,636	$1,143,636	$1,218,636
$2,500,000	$534,954	$802,432	$1,069,909	$1,337,386	$1,431,136	$1,524,886
$3,000,000	$642,454	$963,682	$1,284,909	$1,606,136	$1,718,636	$1,831,136
$3,500,000	$749,954	$1,124,932	$1,499,909	$1,874,886	$2,006,136	$2,137,386
$4,000,000	$857,454	$1,286,182	$1,714,909	$2,143,636	$2,293,636	$2,443,636
$4,500,000	$964,954	$1,447,432	$1,929,909	$2,412,386	$2,581,136	$2,749,886

        The following Named Executive Officers have the specified credited years of service under the Pension Plan and the SERP as of December 31, 2004: Mr. Sheehan, 28.6 years; Mr. Rogers, 22.3 years; Mr. Maroney, 19.3 years; and Mr. Henry, 8.9 years. Mr. Spinney has 3.3 credited years of service under the SERP as of December 31, 2004. Mr. Spinney does not participate in the Pension Plan. The summary compensation table previously presented does not reflect the payment to any of the Named Executive Officers of compensation pursuant to either the Pension Plan or the SERP, as payment obligations pursuant to each of the Pension Plan and the SERP are contingent on retirement.

Report of Compensation Committee on Executive Compensation

Overview

        The Company's executive compensation program is administered by the three member Compensation Committee of the Board of Directors (the "Compensation Committee"). The three members of the Compensation Committee are independent non-employee directors each of whom qualifies as an "outside director" for purposes of Section 162(m) of the Internal Revenue Code. Pursuant to the authority delegated by the Board of Directors, the Compensation Committee establishes each year the compensation of the Chief Executive Officer, and together with the Chief Executive Officer, establishes the compensation of the other executive officers of the Company. The Compensation Committee then recommends those compensation packages to the full Board for its approval.

        The Company's compensation policy for executive officers is designed to achieve the following objectives:

  •
  To enhance profitability of the Company and increase stockholder value.

  •
  To reward executives in accordance with the Company's annual and long-term performance goals.

  •
  To recognize individual initiative and achievement.

  •
  To provide competitive compensation that will attract and retain qualified executives.

        The compensation program for executive officers consists of three primary elements: (1) base salary, which is determined on an annual basis and is primarily dependent on external market data; (2) annual incentive compensation in the form of cash bonuses which are based on the achievement of pre-determined financial objectives of the Company; and (3) long-term incentive compensation, in the form of stock options, granted periodically with the objective of aligning the executive officers'

long-term interests with those of the stockholders, encouraging superior results over an extended period and retaining key executive officers.

Base Salary

        Base salary is intended to be competitive with base salary offered for similar executive positions at other companies in the same or similar industries. The base salary for the Company's executive officers for 2004 reflected a mid-range level of competitive compensation in order to attract and retain key executive officers. In addition to external market data, the Committee also reviews the Company's financial performance and growth rate as well as individual performances when adjusting base salary annually.

        In 2004, the Compensation Committee utilized the Equilar database to research compensation levels for executives. The Equilar database is a third-party product that aggregates information from proxy statements as well as a number of compensation surveys. Reports generated from Equilar allowed the Compensation Committee to review and compare base salary, bonus, total cash compensation, equity compensation and other long term compensation at various companies in the financial services industry, including competitors of the Company. The Compensation Committee conducted various analyses based on other financial services companies, including adjustments based on size of company, growth rate and other factors. The Compensation Committee reviewed each component of compensation as well as the relative mix of compensation. The Compensation Committee met in executive session regularly while developing executive compensation for 2004.

        In November 2004, the Compensation Committee set the terms for executive compensation in 2005 and recommended those terms to the full Board for approval. The full Board approved executive compensation for 2005 at its November 2004 regular meeting. Executive compensation in 2005 includes (i) base salaries; (ii) proposed option grant levels; and (iii) target levels for GAAP earnings per share for 2005 and bonus amounts payable to executive officers under the Senior Executive Bonus Plan, based on achieving such targets.

Incentive Compensation

        If 2005 GAAP (Generally Accepted Accounting Principles) earnings per share equal the base growth target, certain executive officers will receive bonuses ranging up to 225% of their annual base pay, depending on their positions, with the Chief Executive Officer and the President each receiving 225% of their respective annual base pay. If 2005 GAAP earnings per share exceed the base growth target level, additional bonus amounts are available to the executive officers under the bonus plan, up to a maximum amount equal to 325% of their respective annual base pay. The actual level of bonus earned is based upon achievement of the specific predetermined performance targets established by the Compensation Committee. No bonuses will be payable to executive officers if 2005 GAAP earnings per share are less than or equal to 2004 GAAP earnings per share.

        Federal law and regulations provide generally that in order to qualify for a tax deduction (as further explained later in this report), compensation in excess of $1 million paid to a public corporation's top executive officers must qualify as performance-based compensation. In order to qualify as performance-based compensation, bonuses must be earned under a plan, the material terms of which have been approved by stockholders. In general, the performance measures under such a plan must be reapproved by stockholders every five years. The Senior Executive Bonus Plan was last approved by stockholders in April 2001.

Long-Term Incentive Compensation

        Long-term incentive compensation, in the form of stock options, also aligns executive officers' interests with those of stockholders. In addition, the Compensation Committee believes that equity ownership by executive officers helps to balance the short-term focus of annual incentive compensation with an emphasis on long-term financial results and may help to retain key executive officers.

        When establishing stock option grant levels, the Compensation Committee considers existing levels of stock ownership, previous grants of stock options, vesting schedules and exercise price of outstanding options and the current stock price. Stock options granted under the 1995 Plan have had an exercise price equal to the fair market value of the Company's Common Stock on the date of grant and generally vest over a four-year period.

Chief Executive Officer Compensation

        The 2004 base salary for Mr. Sheehan, the Company's Chief Executive Officer, was established by the Board of Directors in November 2003. Under the terms of the Senior Executive Bonus Plan, Mr. Sheehan's bonus eligibility was set forth on a matrix under which Mr. Sheehan would receive no bonus if 2004 GAAP earnings per share did not exceed 2003 GAAP earnings per share. Mr. Sheehan's bonus eligibility increased incrementally in relation to the amount by which 2004 GAAP earnings exceeded 2003 GAAP earnings. In accordance with the terms of the Senior Executive Bonus Plan, at the Company's GAAP earnings per share level of $2.09 for 2004, Mr. Sheehan was eligible for a bonus equal to 325% of his 2004 salary, or $2,817,750. Accordingly, approximately 76% of Mr. Sheehan's 2004 cash compensation of $3,684,750 was based on corporate performance, specifically, the Company's GAAP earnings per share. Also, the Compensation Committee granted Mr. Sheehan options to purchase 30,000 shares of Common Stock under the Company's 1995 Stock Plan. The Board of Directors believes that Mr. Sheehan has led the Company toward achieving its goals of growth in revenue and the client base and expansion in the breadth of services provided. The Board specifically noted the Company's overall performance under Mr. Sheehan's leadership.

Tax Deductability of Executive Compensation

        In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Company cannot deduct, for federal income tax purposes, compensation in excess of $1 million paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Compensation Committee has considered the limitations on deductions imposed by Section 162(m) of the Code, and it is the Compensation Committee's present intention that, for so long as it is consistent with its overall compensation objectives, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m) of the Code.

        The Compensation Committee is satisfied that the executive officers of the Company are dedicated to achieving significant improvements in the long-term financial performance of the Company and that the compensation policies and programs implemented and administered have contributed and will continue to contribute towards achieving this goal.

Respectfully submitted by
the Compensation Committee
of the Board of Directors
James M. Oates
Frank B. Condon, Jr.
Thomas P. McDermott

Compensation Committee Interlocks and Insider Participation

        The Company's Board of Directors has established a Compensation Committee currently consisting of Messrs. Oates, Condon and McDermott, who were the only members of the Compensation Committee during 2004. No executive officer of the Company served as a member of the Compensation Committee of another entity (or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors), one of whose executive officers served as a director of the Company.

Compensation of Directors

        Employee directors do not receive cash compensation for their service as members of the Board of Directors.

        The following table sets forth the compensation paid to each non-employee director of the Company during 2004 for their service as a member of the Board and each Committee thereof on which they served.

2004 Non-Employee Director Compensation

	Retainer	Fee Per Meeting Attended*
Board of Directors	$20,000	$2,200
Audit Committee	—	1,500
Compensation Committee	—	1,000
Nominating and Corporate Governance Committee	—	1,000
Community Reinvestment Act Committee	—	1,000

*
Per meeting fees were paid only for scheduled in-person meetings.

        The following table sets forth the compensation to be paid to each non-employee director of the Company during 2005 for their service as a member of the Board and each Committee thereof on which they serve.

2005 Non-Employee Director Compensation

	Retainer	Fee Per Meeting Attended*
Board of Directors	$20,000	$2,200
Audit Committee	—	1,500
Compensation Committee	—	1,000
Nominating and Corporate Governance Committee	—	1,000
Community Reinvestment Act Committee	—	1,000

**
Per meeting fees are paid for all in-person meetings, whether regularly scheduled meetings or special meetings

        Ten Board of Director Meetings are scheduled for 2005. Each Committee has scheduled four in-person meetings in 2005. Non-employee directors are also eligible for participation in the Director Plan, pursuant to which each non-employee director receives automatic grants of options as described in the succeeding sentence and is eligible to receive his or her retainer fee in the form of stock options. Immediately following the 2004 Annual Meeting of Stockholders, each of Messrs. Condon, Fraser, Friedl, McDermott, Oates and Ms. Swersky were granted an option under the Director Plan to purchase 5,000 shares of Common Stock at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. In addition, under the Director Plan, directors may elect to receive their retainer fee in the form of stock options. Pursuant to this election,

Messrs. Condon, Fraser, Friedl and McDermott were each granted options to purchase 1,136 shares of the Company's common stock. In each such case, the exercise price per share of each option was determined to be equal to the fair market value per share of the Common Stock on the date of grant.

Stock Performance

        The following graph compares the change in the cumulative total stockholder return on the Company's Common Stock for the period from January 1, 2000 through December 31, 2004, with the cumulative total return on the Center for Research in Securities Prices Index for the Nasdaq Stock Market ("Nasdaq Stock Market Index") and the Center for Research in Securities Prices Index for Nasdaq financial stocks ("Nasdaq Financial Stocks Index"). The comparison assumes $100 was invested on December 31, 1999 in the Company's Common Stock at the $11.50 closing price on that day and in each of the foregoing indices and assumes reinvestment of dividends, if any.

Comparison of Five Year Cumulative Total Return Among
Investors Financial Services Corp., Nasdaq Stock Market Index
and Nasdaq Financial Stocks Index

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Company has adopted a policy whereby all transactions between the Company and its officers, directors and affiliates will be on terms no less favorable to the Company than could be obtained from unrelated third parties and will be approved by a majority of the independent members of the Company's Board of Directors.

        During 2004, certain directors and executive officers of the Company, and entities associated with such directors and executive officers, were customers of, and had ordinary business transactions with, the Bank. These transactions may include loans made in the ordinary course of the Bank's business and on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with unrelated persons with no more than normal risk of collection and which are made in compliance with applicable law, including Regulation O and Regulation W of the Board of Governors of the Federal Reserve System and Section 13(k) of the Exchange Act of 1934, as amended (the "Exchange Act"). No event of default has occurred under any such loan. There are no personal loans or extensions of credit to any director or executive officer.

PROPOSAL 2

APPROVAL OF THE COMPANY'S 2005 EQUITY INCENTIVE PLAN

        We are requesting that the stockholders vote in favor of approving the Company's 2005 Equity Incentive Plan (the "2005 Plan"), which was adopted by the Board on February 15, 2005. If approved by stockholders, the 2005 Plan will replace two of our existing stock option plans, the 1995 Plan and the Director Plan, which are scheduled to expire later this year. After their expiration, the 1995 Plan and the Director Plan will continue to be in effect for options then outstanding under those plans.

        If the 2005 Plan is approved:

•
No further grants of awards will be made under the 1995 Plan; and

•
No further grants of awards will be made under the Director Plan after the automatic grant of shares to our non-employee directors called for under the terms of the Director Plan in connection with our 2005 Annual Meeting of Stockholders.

        Shares of the Company's common stock ("Common Stock") eligible for issuance under the 2005 Plan shall be comprised of the following:

•
Shares authorized but not subject to outstanding grants under the 1995 Plan;

•
Shares underlying any stock option grants currently outstanding under the 1995 Plan or the Director Plan which grants expire unexercised; and

•
An additional 2,000,000 shares of Common Stock.

        We discuss the number of shares eligible for issuance under the 2005 Plan in more detail below.

        The Company believes that the 2005 Plan will allow the Company the flexibility to design equity incentive programs that best align the interests of its employees and directors with the interests of the Company's stockholders.

        The following description of the 2005 Plan is a summary only. We recommend strongly that you read the complete text of the 2005 Plan which is attached as Appendix B hereto.

        Purpose.    The 2005 Plan is intended to encourage ownership of Common Stock by employees, consultants and directors of the Company and its affiliates to provide additional incentive for them to promote the success of the Company's business.

        Administration.    The 2005 Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). Further, the Committee has complete authority to interpret the 2005 Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective award agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the 2005 Plan.

        Eligibility.    Awards may be granted to any employee of or consultant to one or more of the Company and its affiliates or to non-employee members of the Board or of any board of directors of any affiliate.

        Shares Subject to the 2005 Plan.    The shares issued or to be issued under the 2005 Plan are shares of Common Stock, which may be authorized but unissued shares or shares held by the Company in its treasury. The maximum number of shares of Common Stock which may be issued or made subject to awards under the 2005 Plan is 18,080,000, minus that number of shares issued under or issuable under outstanding awards granted under the 1995 Plan and the Director Plan. As of December 31, 2004, the maximum number of shares in respect of which awards may be granted under the 2005 Plan, after taking into account shares issued under or issuable under outstanding awards granted under the 1995

Plan and the Director Plan, is 5,489,245. That number may increase (but not above the maximum stated in the second sentence of this paragraph), for example, if outstanding options granted under the 1995 Plan or the Director Plan should expire unexercised. The 2005 Plan contains the following further limitations on certain types of awards:

  •
  The maximum number of shares of Common Stock which may be issued or made subject to awards of Incentive Stock Options (options which are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") is 5,489,245.

  •
  No more than 25% of the aggregate number of shares of Common Stock subject to the Plan may be covered by awards issued to any one person in any one calendar year.

  •
  No "qualified performance-based award" (described below) may cover more than 5,489,245 shares or their cash equivalent at the date of grant of the award.

        Types of Awards.    Awards under the 2005 Plan may include Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Performance Units, Qualified Performance-Based Awards, and Stock Grants. Each award will be evidenced by an instrument in such form as the Committee may decide, setting forth applicable terms such as the exercise price and term of any option or applicable forfeiture conditions or performance requirements for any Restricted Stock or Restricted Stock Units. Except as noted below, all terms of any award will be set by the Committee in its discretion.

  •
  Nonstatutory Stock Options and Incentive Stock Options (together, "Stock Options") are rights to purchase Common Stock of the Company. A Stock Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. The exercise price may be paid by cash, check, by delivery to the Company (or attestation of ownership) of shares of Common Stock held at least six months, or through and under the terms and conditions of any formal cashless exercise program authorized by the Company.

    Incentive Stock Options may be granted only to eligible employees of the Company or any parent or subsidiary corporation and must have an exercise price of not less than 100% of the fair market value of the Company's Common Stock on the date of grant (110% for Incentive Stock Options granted to any 10% stockholder of the Company). In addition, the term of an Incentive Stock Option may not exceed 10 years (five years, if granted to any 10% stockholder). Nonstatutory Options are not subject to these limits on exercise price and term. In the case of an Incentive Stock Option, the amount of the aggregate fair market value of Common Stock (determined at the time of grant) with respect to which Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all such plans of his employer corporation and its parent and subsidiary corporations) may not exceed $100,000.

  •
  Stock Appreciation Rights ("SARs") are rights to receive (without payment to the Company) cash, property or other forms of payment, or any combination thereof, as determined by the Committee, based on the increase in the value of the number of shares of Common Stock specified in the SAR. The base price (above which any appreciation is measured) will in no event be less than 50% of the fair market value of the Company's stock on the date of grant of the SAR or, if the SAR is granted in tandem with a Stock Option (that is, so that the recipient has the opportunity to exercise either the Stock Option or the SAR, but not both), the exercise price under the associated Stock Option.

  •
  Awards of Restricted Stock are grants or sales of Common Stock which are subject to a risk of forfeiture, such as a requirement of the continued performance of services for a stated term or the achievement of individual or Company performance goals. Awards of Restricted Stock will include the right to any dividends on the shares pending vesting (or forfeiture), which dividends may in the discretion of the Committee be deferred and if deferred may be reinvested in additional shares of Restricted Stock.

  •
  Awards of Restricted Stock Units and Performance Units are grants of rights to receive either shares of Common Stock (in the case of Restricted Stock Units) or the appreciation over a base value specified by the Committee of a number of shares of Common Stock (in the case of Performance Stock Units) subject to satisfaction of service or performance requirements established by the Committee in connection with the award. Such awards may include the right to the equivalent to any dividends on the shares covered by the award, which amount may in the discretion of the Committee be deferred and paid if and when the award vests.

  •
  Qualified Performance-Based Awards are awards which include performance criteria intended to satisfy Section 162(m) of the Code. Section 162(m) of the Code limits the Company's federal income tax deduction for compensation to certain specified senior executives to $1 million, but excludes from that limit "performance-based compensation." Qualified Performance-Based Awards may be in the form of Stock Options, Restricted Stock, Restricted Stock Units or Performance Units, but in each case will be subject to satisfaction of one of the following criteria, either individually, alternatively or in any combination, in each case as specified by the Compensation Committee in the award:

pre- or after-tax net earnings	return on assets	return on stockholders' equity
sales growth	return on capital	market share
operating earnings	earnings per share	gross or net profit margin
operating cash flow	stockholder returns	return on net assets
price per share of Common Stock	Common Stock price growth
  •
  Qualified Performance-Based Awards in the form of Stock Options must have an exercise price of at least 100% of the fair market value of Common Stock on the date of grant. No payment or other amount will be available to a recipient of a Qualified Performance-Based Award until the Committee determines that the applicable goal or goals have been met.

  •
  A Stock Grant is a grant of shares of Common Stock not subject to restrictions or other forfeiture conditions. Stock Grants may be awarded only in recognition of significant contributions to the success of the Company or its affiliates, in lieu of compensation otherwise already due, or in other limited circumstances which the Committee deems appropriate.

        Effect of Termination of Employment or Association.    Unless the Committee determines otherwise in connection with any particular award under the 2005 Plan, Stock Options and SARs will generally terminate 90 days following the recipient's termination of employment or other association. The effect of termination on other awards will depend on the terms of those awards.

        Transferability.    In general, no award under the 2005 Plan may be transferred by the recipient and during the life of the recipient all rights under an award may be exercised only by the recipient or his or her legal representative. However, the Committee may approve the transfer, without consideration, of an award of a Nonstatutory Option or Restricted Stock to a family member.

        Effect of Significant Corporate Event.    In the event of any change in the outstanding shares of Common Stock through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of Common Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares subject to the 2005 Plan and the 2005 Plan limits, (ii) the numbers and kinds of shares or other securities subject to the then outstanding awards, (iii) the exercise or base price for each share or other unit of any other securities subject to then outstanding Stock Options or SARs (without change in the aggregate purchase or hurdle price as to which Stock Options or SARs remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a risk of forfeiture in the form of a Company repurchase right. In the event of or in anticipation of a change in control (which may include an acquisition), the Committee may take such action with respect to outstanding awards as it deems appropriate to ensure the equitable treatment of the holders of such awards in the change in control. Upon dissolution or liquidation of the Company, other than as part of an acquisition or similar transaction, each outstanding Stock Option or SAR shall terminate, but the participant shall have the right, immediately prior to the dissolution or liquidation, to exercise the Stock Option or SAR to the extent exercisable on the date of dissolution or liquidation.

        Amendments to the 2005 Plan.    The Board of Directors may amend or modify the 2005 Plan at any time subject to the rights of holders of outstanding awards on the date of amendment or modification. However, the Board may not, without the approval of stockholders, (i) materially increase the number of shares of Stock available under the 2005 Plan or issuable to a Participant (other than as a result of adjustments to reflect a significant corporate event); (ii) change the types of awards that may be granted under the 2005 Plan; (iii) expand the class of persons eligible to receive awards or otherwise participate in the 2005 Plan; (iv) reduce the price at which an Option is exercisable by amendment of an Award (other than as a result of adjustments to reflect a significant corporate event); or (v) make any other amendment or modification which requires stockholder approval pursuant to the requirements of NASDAQ (or any exchange on which the Company's Common Stock is then listed) or applicable law.

        Summary of Tax Consequences.    The following is a brief and general discussion of the federal income tax rules applicable to awards granted under the 2005 Plan.

  •
  Nonstatutory Stock Options. Generally, there are no federal income tax consequences to the Company or the participants upon grant of Nonstatutory Stock Options. Upon the exercise of such an Option, (i) the participant will recognize ordinary income in an amount equal to the amount by which the fair market value of the Common Stock acquired upon the exercise of such Option exceeds the exercise price, if any, and (ii) the Company will receive a corresponding deduction. A sale of Common Stock so acquired will give rise to a capital gain or loss equal to the difference between the fair market value of the Common Stock on the exercise and sale dates.

  •
  Incentive Stock Options. Except as noted at the end of this paragraph, there are no federal income tax consequences to the Company or the participant upon grant or exercise of an Incentive Stock Option. If the participant holds shares of Common Stock purchased pursuant to the exercise of an Incentive Stock Option for at least two years after the date the Option was granted and at least one year after the exercise of the Option, the subsequent sale of Common Stock will give rise to a long-term capital gain or loss to the participant and no deduction will be available to the Company. If the participant sells the shares of Common Stock within two years after the date an Incentive Stock Option is granted or within one year after the exercise of an Option, the participant will recognize ordinary income in an amount equal to the difference between the fair market value at the exercise date and the Option exercise price, and the Company will be entitled to an equivalent deduction, and any additional gain or loss will be a capital gain or loss. Some participants may have to pay alternative minimum tax in connection with the exercise of an Incentive Stock Option.

  •
  Restricted Stock. A participant will generally recognize ordinary income on receipt of an award of Restricted Stock when his or her rights in that award become substantially vested, in an amount equal to the amount by which the then fair market value of the Common Stock acquired exceeds the price he or she has paid for it, if any. Recipients of Restricted Stock may, however, within 30 days of receiving an award of Restricted Stock, choose to have any applicable risk of forfeiture disregarded for tax purposes by making an "83(b) election." If the participant makes an 83(b) election, he or she will have to report ordinary income equal to the difference between the value of the shares and the price paid for the shares, if any, at the time of the receipt of the Restricted Stock award. Any ordinary income recognized by the participant generally will be deductible by the Company.

  •
  Stock Appreciation Rights. A participant will generally recognize ordinary income, and the Company will be entitled to a corresponding deduction, upon the participant's receipt of cash or other property pursuant to the exercise of an award of Stock Appreciation Rights.

  •
  Restricted Stock Units, Performance Units and Stock Grants. A participant will generally recognize ordinary income on receipt of any shares of Common Stock, cash or other property in satisfaction of any of these awards under the 2005 Plan. Whenever a participant is required to report compensation income the Company will be entitled to deduct the same amount in computing its taxable income.

  •
  Potential Deferred Compensation. For purposes of the foregoing summary of federal income tax consequences, we assumed that no award under the 2005 Plan will be considered "deferred compensation" as that term is defined for purposes of recent federal tax legislation governing nonqualified deferred compensation arrangements, Section 409A of the Code, or, if any award were considered to any extent to constitute deferred compensation, its terms would comply with the requirements of that legislation (in general, by limiting any flexibility in the time of payment). For example, the award of a Nonstatutory Stock Option with an exercise price which is less than the market value of the stock covered by the Option, or of a SAR which could be settled in cash instead of stock, would constitute deferred compensation. If an award includes deferred compensation, and its terms do not comply with the requirements of the legislation, then any deferred compensation component of an award under the 2005 Plan will be taxable when it is earned and vested (even if not then payable) and the recipient will be subject to a 20% additional tax.

  •
  Section 162(m) Limitations on the Company's Tax Deduction. The Company will not be entitled to any of the deductions previously described in connection with Awards under the 2005 Plan to certain senior executive officers to the extent that the amount of deductible income in a year to any such officer, together with his or her other compensation from the Company exceeds the $1 million limitation of Section 162(m) of the Code. Compensation which qualifies as "performance-based" is not subject to this limitation, however.

        Awards to Particular Officers, Etc.    The benefits or amounts that will be received under the 2005 Plan by or allocated to each of (i) the officers listed in the Summary Compensation Table, (ii) each of the nominees for election as a director, (iii) all directors of the Company who are not executive officers of the Company as a group, (iv) all present executive officers of the Company as a group, and (v) all employees of the Company, including all other current officers, as a group are not determinable.

        The approval of the 2005 Plan will require approval by a majority of the votes cast by the holders of the shares of Common Stock voting in person or by proxy at the meeting. Withholding authority to vote for approval of the 2005 Plan will be treated as shares present and entitled to vote and, for purposes of determining the outcome of the vote, will not be treated as votes cast for the amendment of the 2005 Plan. Broker "non-votes" will be counted as present for the purpose of determining whether a quorum is present but as not entitled to vote on the matter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
THE PROPOSED 2005 EQUITY INCENTIVE PLAN.

PROPOSAL 3
RATIFICATION OF SELECTION OF THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Board of Directors has selected the firm of Deloitte & Touche LLP ("Deloitte & Touche"), an independent registered public accounting firm, to serve as auditors for the fiscal year ending December 31, 2005. Deloitte & Touche has served as the Company's accountants since the fiscal year ended October 31, 1989. It is expected that a member of Deloitte & Touche will be present at the Annual Meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions. Ratification of the selection of auditors is not required by law but will be considered by the Audit Committee in selecting auditors for future years.

        The following table details aggregate fees billed for 2004 and 2003 by Deloitte & Touche to the Company.

	Aggregate Fees Billed for Fiscal Year Ended December 31,
Services
	2004	2003
Audit Fees	$834,500	$499,810
Audit-Related Fees	$157,500	$115,560
Tax Fees	$—	$—
All Other Fees	$—	$—

        Audit-Related Fees in 2004 represent audit services for the Company's 401(k) and pension plans, services relating to Deloitte & Touche's attestation under the FDIC Improvement Act of 1991 and services relating to a qualified collateral report for the Federal Home Loan Bank of Boston. All fees of Deloitte & Touche for 2004 were pre-approved by the Company's Audit Committee.

        Audit-Related Fees in 2003 represent audit services for the Company's 401(k) and pension plans, services relating to Deloitte & Touche's attestation under the FDIC Improvement Act of 1991 and services relating to a qualified collateral report for the Federal Home Loan Bank of Boston. All fees for Deloitte & Touche for 2003 were pre-approved by the Company's Audit Committee.

        The Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to assure that the provision of such services does not impair the independence of the registered public accounting firm. The Audit Committee has approved specific services that may be performed by the Company's independent registered public accounting firm during 2005 within pre-approved cost levels. Unless a type of service to be provided by the independent auditor has already received pre-approval, it requires specific pre-approval by the Audit Committee. Any pre-approved services exceeding pre-approved cost levels require specific further approval by the Audit Committee. Requests or applications to provide services that require approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

        Ratification of the selection of Deloitte & Touche to serve as auditors for the fiscal year ending December 31, 2005 will require an affirmative vote of a majority of the outstanding shares of Common Stock of the Company represented in person or by proxy at the Annual Meeting and voting on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
VOTE "FOR" THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP.

CODE OF CONDUCT POLICY

        The Company has adopted a Code of Conduct Policy that applies to all employees and directors of the Company. The Code of Conduct Policy is available on the Company's website at www.ibtco.com.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Such persons are required by regulations of the Commission to furnish the Company with copies of all such filings. Based on its review of the copies of such filings received by it with respect to the year ended December 31, 2004, the Company believes that all Reporting Persons complied with all Section 16(a) filing requirements in the year ended December 31, 2004, except that Robert D. Mancuso filed late one Form 4 with respect to a sale of shares of the Company.

STOCKHOLDER PROPOSALS

        Proposals of stockholders intended for inclusion in the Company's proxy materials to be furnished to all stockholders entitled to vote at the 2006 Annual Meeting of Stockholders pursuant to Rule 14a-8 promulgated by the Commission under the Exchange Act must be received at the Company's principal executive offices not later than November 7, 2005. Under the Company's By-laws, stockholders who wish to make a proposal at the 2006 Annual Meeting—other than one that will be included in the Company's proxy materials—must notify the Company no earlier than October 8, 2005 and no later than November 7, 2005. If a stockholder who wishes to present a proposal fails to notify the Company by November 7, 2005, the stockholder would not be entitled to present the proposal at the meeting. If, however, notwithstanding the requirements of the Company's By-laws, the proposal is brought before the meeting, then consistent with the Commission's proxy rules the proxies solicited by management with respect to the 2006 Annual Meeting will confer discretionary voting authority with respect to the stockholder's proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the Commission's proxy rules. All stockholder proposals must comply with the applicable requirements of the Company's By-laws, a copy of which is on file with the Commission. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested, to Investors Financial Services Corp., P.O. Box 9130, Boston, MA 02117-9130, Attention: Corporate Secretary.

APPENDIX A

INVESTORS FINANCIAL SERVICES CORP.

AUDIT COMMITTEE CHARTER

Purpose

        The Audit Committee ("Committee") shall provide assistance to the Boards of Directors of Investors Financial Services Corp. ("IFSC") and its subsidiaries (collectively, the "Company"), including Investors Bank & Trust Company (the "Bank"), in fulfilling their oversight responsibilities to stockholders relating to (i) the reliability and integrity of corporate accounting and financial reporting practices; (ii) the quality and integrity of financial statements and reports; (iii) the independent registered public accounting firm's qualifications and independence; (iv) the performance of the Company's internal audit function and the independent registered public accounting firm; (v) compliance with laws, regulations and Company policies; and (vi) maintenance of a sound system of internal controls. In doing so, it is the responsibility of the Audit Committee to maintain free and open means of communication among the Directors, the independent registered public accounting firm, and the Company's internal auditors and management.

Committee Membership and Organization

        The Committee shall be composed of a minimum of three members. Each Committee member shall meet any independence and experience requirements promulgated by the Securities and Exchange Commission (the "SEC"), including Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (the "Exchange Act"), the National Association of Securities Dealers, any exchange upon which securities of the Company are traded, and any governmental or regulatory body exercising authority over the Company (each a "Regulatory Body"). Each member of the Committee shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. No member of the Committee shall have participated in the preparation of the financial statements of the Company or any subsidiary at any time during the past three years. At least one member of the Committee shall be an "audit committee financial expert" as defined by the rules of the SEC. All members of the Committee shall have a strong level of business or financial acumen (as determined in the reasonable discretion of the Board), including, at a minimum, the ability to read and understand fundamental financial statements.

        The members of the Committee shall be appointed by the Board on the recommendation of the Nominating and Corporate Governance Committee. Committee members may be replaced by the Board.

        The Committee shall meet as often as the Committee or the Committee Chair determines, but not less frequently than quarterly. If circumstances warrant, an unscheduled meeting of the Committee can be called with or without the presence of the Company's management. The Audit Committee shall meet periodically in separate executive sessions with management (including the Chief Financial Officer and General Counsel), the internal auditors and the independent registered public accounting firm, and have such other direct and independent interaction with such persons from time to time as the members of the Audit Committee deem appropriate. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent registered public accounting firm to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Committee Authority and Responsibilities

        The Committee shall have the authority to retain independent legal, accounting or other consultants to advise the Committee. The Committee shall also have the authority, to the extent it deems necessary or appropriate, to ask the Company to provide the Committee with the support of one or more Company employees to assist it in carrying out its duties. The Committee may request that any officer or employee of the Company or the Company's outside counsel or independent auditors attend a meeting of the Committee or meet with any members of, or consultants to, the Committee.

        The Company shall provide for appropriate funding, as determined by the Committee, for payment (i) of compensation to the independent registered public accounting firm for the purpose of rendering or issuing an audit report, (ii) to any advisors employed by the Committee, and (iii) for ordinary administrative expenses that are necessary or appropriate in carrying out the Committee's duties.

        The following activities are set forth as a guide with the understanding that the Committee may diverge from this guide as it considers appropriate.

  Charter Review

  1.
  Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

  Independent Registered Public Accounting Firm

  2.
  Appoint and compensate the independent registered public accounting firm in connection with the preparation and issuance of an audit report regarding the Company's financial statements. The Committee shall receive regular reports regarding the work of the independent registered public accounting firm and may obtain the assistance of Company management in the negotiation of the terms of the independent registered public accounting firm's engagement and the oversight of the independent registered public accounting firm's performance.

  3.
  Review the experience and qualifications of the senior members of the independent registered public accounting firm's team.

  4.
  Monitor the independence, qualifications and performance of the independent registered public accounting firm by, among other things

•
Obtaining and reviewing a report from the independent registered public accounting firm at least annually regarding (a) the auditors' internal quality-control procedures, (b) any material issues raised by the most recent quality control review or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent registered public accounting firm and the Company.

•
If so determined by the Committee, taking additional action to satisfy itself of the qualifications, performance and independence of the auditors.

5.
Oversee the rotation, at least once every five years, of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit.

6.
Meet with the independent registered public accounting firm and management of the Company to review the scope, planning and staffing of the proposed audit activities for the coming year.

  7.
  Preapprove all auditing services and permitted non-audit services to be performed for the Company by the independent registered public accounting firm, except as otherwise permitted by applicable law. In no event shall the independent registered public accounting firm perform any non-audit services for the Company which are prohibited by Section 10A(g) of the Exchange Act or the rules of the SEC or the Public Company Accounting Oversight Board.

  8.
  Ensure that the Company's management cooperates with the independent registered public accounting firm and provides access to all appropriate Company resources requested by the independent registered public accounting firm in the course of their audit.

  Financial Reporting and Internal Controls

  9.
  At the conclusion of the annual audit, meet with the independent registered public accounting firm and management of the Company and review any related report or opinion issued by the independent registered public accounting firm and any comments or recommendations stemming from the annual audit. Prior to the release of the Company's audited and interim financial statements, review the financial statements with the independent registered public accounting firm and financial management of the Company. Determine that the independent registered public accounting firm are satisfied with the disclosure and content of the financial statements.

  10.
  Review any changes in accounting principles, changes in the accounting treatment of significant transactions, and changes in financial reporting policies. Additionally, review the independent auditor's judgments regarding the quality and appropriateness of the Company's accounting principles, as applied in the Company's financial reporting, and the clarity of the Company's financial disclosure practices. Inquire as to the auditors' judgments regarding the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates and other significant decisions made by management in preparing the financial disclosure. Review any significant disagreement or difficulty encountered during the course of the audit.

  11.
  Annually discuss with the independent registered public accounting firm the matters required to be discussed by Statement on Accounting Standards 61.

  12.
  Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

  13.
  Discuss with management, either specifically or by discussion of the types of information to be disclosed and the types of presentation to be made, the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information and any earnings guidance, as well as financial information provided to rating agencies.

  14.
  Based on the reviews and discussions of the Committee pursuant to its responsibilities under this charter, determine on an annual basis whether to recommend to the full Board of Directors that the audited financial statements of the Company be included in the Company's Annual Report on Form 10-K.

  15.
  Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent registered public accounting firm's reviews of the quarterly financial statements.

  16.
  Review and approve Audit Committee disclosures to be contained in the Company's proxy statement for its annual meeting of stockholders, including the Audit Committee Report and disclosure regarding the independence of members of the Committee. The Committee shall ensure that this Charter is attached as an appendix to the Company's proxy statement at least once every three years.

  17.
  Review with the independent registered public accounting firm, the Company's internal auditor, and the Company's financial management, the effectiveness and integrity of the accounting, financial and other internal controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls are desirable. In this regard, the Committee shall review management's annual statement of responsibilities for preparing financial statements, establishing and maintaining an adequate internal control structure for financial reporting and major financial risk exposures, and complying with designated safety and soundness laws. The Committee shall also review management's assessments of the effectiveness of the Company's internal control structure and procedures for financial reporting as of the fiscal year-end and compliance with designated laws and regulations during the fiscal year. In addition, the Committee shall review the independent registered public accounting firm's attestations on the aforementioned management assertions.

  18.
  Monitor the Company's progress in promptly addressing and correcting any and all identified weaknesses or deficiencies in financial reporting, internal controls or related matters.

  19.
  Receive periodic reports from the independent registered public accounting firm and appropriate officers of the Company on significant accounting or reporting developments proposed by the Financial Accounting Standards Board or the SEC that may impact the Company.

  20.
  Review with management and the independent registered public accounting firm any effects of regulatory and accounting initiatives as well as any off-balance sheet structures on the Company's financial statements.

  21.
  Review material regulatory inquiries and significant findings and recommendations of all regulatory reports of examination and management's responses thereto.

  Internal Audit Function

  22.
  Review and approve the appointment of the Director of Internal Audit.

  23.
  Review and approve the Internal Audit Department's annual audit plans and budget and review the sufficiency of internal audit resources. Review the independence and authority of the internal audit function's reporting obligations and the coordination of efforts with the independent registered public accounting firm.

  24.
  At each meeting, but no less than quarterly, review significant internal audit reports containing management's responses completed since the previous Committee meeting, the status of the annual audit plan, and a progress report on the extent to which internal audit recommendations have been implemented by management. Any deviations from or modifications to the original audit plan will be reviewed with the Committee, as will be any changes in internal audit policies.

  Compliance Oversight

  25.
  Discuss with management and the internal auditors the Company's processes regarding compliance with applicable laws and regulations and obtain verbal or written reports from management and internal audit regarding compliance by the Company and its affiliated entities with applicable legal requirements.

  26.
  Review annually the program established to monitor compliance with the Company's Code of Conduct.

  27.
  Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct.

  28.
  Obtain from the independent registered public accounting firm any reports required to be furnished to the Committee under Section 10A of the Exchange Act or other applicable laws or regulations.

  29.
  Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submissions by employees of the Company of concerns regarding questionable accounting, auditing or compliance matters.

  30.
  Discuss with management and the independent registered public accounting firm any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies or compliance with the Company's Code of Conduct.

  31.
  Review with the Company's general counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

  Subsidiaries of IFSC

  32.
  Perform the duties required to be performed by the audit committee of the Bank to the extent permitted, and in the manner required, by applicable laws and regulations.

  General

  33.
  Establish clear hiring policies for former employees of the independent auditor.

  34.
  Under the direction of the Chairperson of the Committee, report on the Committee's activities at the next Board of Directors meeting or, if deemed necessary by the Committee Chair, earlier.

  35.
  Investigate any matter brought to the Committee's attention within the scope of its duties.

  36.
  Meet at least annually with the chief financial officer, the general counsel, the senior internal auditing executive and the independent auditor in separate executive sessions.

  37.
  Annually review the performance of the Committee.

General

        The Committee's role is one of oversight as set forth in this charter. It is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Company's management is responsible for preparing the Company's financial statements and for maintaining internal control, and the independent registered public accounting firm are responsible for auditing the financial statements. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent registered public accounting firm or to assure compliance with laws and regulations and the Company's Code of Conduct.

        Any duty or action of the Committee may be undertaken and fulfilled by the Board as a whole in place of the Committee.

        With respect to joint sessions of the Committee:

•
The Committee may meet simultaneously as a committee of IFSC and the Bank, though it should hold separate sessions if necessary to consider transactions between the two entities or other matters where IFSC and the Bank may have different interests; and

•
The Committee should consult with internal or outside counsel if, in the opinion of the Committee, any matter under consideration by the Committee has the potential for any conflict between the interests of IFSC and those of the Bank or IFSC's other subsidiaries in order to ensure that appropriate procedures are established for addressing any such potential conflict and for ensuring compliance with the Company's policies regarding Sections 23A and 23B of the Federal Reserve Act.

In performing their responsibilities, Committee members are entitled to rely in good faith on information, opinions, reports or statements prepared or presented by:

    1.
    One or more officers or employees of the Company whom the Committee members reasonably believe to be reliable and competent in the matters presented;

    2.
    Counsel, independent registered public accounting firm, or other persons as to matters which the Committee members reasonably believe to be within the professional or expert competence of such person; or

    3.
    Another committee of the Board as to matters within such other committee's designated authority which other committee the Committee members reasonably believe to merit confidence.

APPENDIX B

INVESTORS FINANCIAL SERVICES CORP.

2005 EQUITY INCENTIVE PLAN

1.     Purpose

        This Plan is intended to encourage ownership of Stock by employees, consultants and directors of the Company and its Affiliates and to provide additional incentive for them to promote the success of the Company's business through the grant of Awards of or pertaining to shares of the Company's Stock. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code, but not all Awards are required to be Incentive Options.

2.     Definitions

        As used in this Plan, the following terms shall have the following meanings:

        2.1.    Accelerate, Accelerated, and Acceleration, means: (a) when used with respect to an Option or Stock Appreciation Right, that as of the time of reference the Option or Stock Appreciation Right will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms; (b) when used with respect to Restricted Stock or Restricted Stock Units, that the Risk of Forfeiture otherwise applicable to the Stock or Units shall expire with respect to some or all of the shares of Restricted Stock or Units then still otherwise subject to the Risk of Forfeiture; and (c) when used with respect to Performance Units, that the applicable Performance Goals shall be deemed to have been met as to some or all of the Units.

        2.2.    Acquisition means a merger or consolidation of the Company into another person (i.e., which merger or consolidation the Company does not survive) or the sale, transfer, or other disposition of all or substantially all of the Company's assets to one or more other persons in a single transaction or series of related transactions.

        2.3.    Affiliate means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

        2.4.    Award means any grant or sale pursuant to the Plan of Options, Stock Appreciation Rights, Performance Units, Restricted Stock, Restricted Stock Units, or Stock Grants.

        2.5.    Award Agreement means an agreement between the Company and the recipient of an Award, setting forth the terms and conditions of the Award.

        2.6.    Board means the Company's Board of Directors.

        2.7.    Change in Control means the occurrence of any of the following after the date of the approval of the Plan by the Board:

          (a)   an Acquisition, unless securities possessing more than 50% of the total combined voting power of the survivor's or acquiror's outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company's outstanding securities immediately prior to that transaction, or

          (b)   any person or group of persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended and in effect from time to time) directly or indirectly acquires, including but not limited to by means of a merger or consolidation, beneficial ownership (determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the said Exchange Act) of securities possessing more than 20% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders that the Board does not recommend such stockholders accept, other than (i) the Company or an Affiliate, (ii) an employee benefit plan of the Company or any of its Affiliates, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities, or

          (c)   over a period of 36 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (i) have been Board members continuously since the beginning of that period, or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (i) who were still in office at the time that election or nomination was approved by the Board; or

          (d)   a majority of the Board votes in favor of a decision that a Change in Control has occurred.

        2.8.    Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

        2.9.    Committee means the Compensation Committee of the Board, which in general is responsible for the administration of the Plan, as provided in Section 5 of the Plan. For any period during which no such committee is in existence "Committee" shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.

        2.10.    Company means Investors Financial Services Corp., a corporation organized under the laws of the State of Delaware.

        2.11.    Covered Employee means an employee who is a "covered employee" within the meaning of Section 162(m) of the Code.

        2.12.    Grant Date means the date as of which an Option is granted, as determined under Section 7.1(a).

        2.13.    Incentive Option means an Option which by its terms is to be treated as an "incentive stock option" within the meaning of Section 422 of the Code.

        2.14.    Market Value means the value of a share of Stock on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Market Value of Stock as of any date is the closing price for the Stock as reported on the NASDAQ Stock market (or on any national securities exchange on which the Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported. For purposes of Awards effective as of the effective date of the Company's initial public offering, Market Value of Stock shall be the price at which the Company's Stock is offered to the public in its initial public offering.

        2.15.    Non-Employee Director means a director that is not an employee of the Company.

        2.16.    Nonstatutory Option means any Option that is not an Incentive Option.

        2.17.    Option means an option to purchase shares of Stock.

        2.18.    Optionee means a Participant to whom an Option shall have been granted under the Plan.

        2.19.    Participant means any holder of an outstanding Award under the Plan.

        2.20.    Performance Criteria means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria used to establish Performance Goals are limited to: pre- or after-tax net earnings, sales growth, operating earnings, operating cash flow, return on net assets, return on stockholders' equity, return on assets, return on capital, Stock price growth, stockholder returns, gross or net profit margin, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee will, but within the time prescribed by Section 162(m) of the Code in the case of Qualified Performance-Based Awards, objectively define the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

        2.21.    Performance Goals means, for a Performance Period, the written goals established by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, subsidiary, or an individual.

        2.22.    Performance Period means the one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals will be measured for purposes of determining a Participant's right to, and the payment of, a Performance Unit.

        2.23.    Performance Unit means a right granted to a Participant under Section 7.5, to receive cash, Stock or other Awards, the payment of which is contingent on achieving Performance Goals established by the Committee.

        2.24.    Plan means this 2005 Equity Incentive Plan of the Company, as amended from time to time, and including any attachments or addenda hereto.

        2.25.    Qualified Performance-Based Awards means Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

        2.26.    Restricted Stock means a grant or sale of shares of Stock to a Participant subject to a Risk of Forfeiture.

        2.27.    Restriction Period means the period of time, established by the Committee in connection with an Award of Restricted Stock, during which the shares of Restricted Stock are subject to a Risk of Forfeiture described in the applicable Award Agreement.

        2.28.    Risk of Forfeiture means a limitation on the right of the Participant to retain Restricted Stock or Restricted Stock Units, including a right in the Company to reacquire shares of Restricted Stock at less than their then Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

        2.29.    Restricted Stock Units means rights to receive shares of Stock at the close of a Restriction Period, subject to a Risk of Forfeiture.

        2.30.    Stock means common stock, par value $.01 per share, of the Company, and such other securities as may be substituted for Stock pursuant to Section 8.

        2.31.    Stock Appreciation Right means a right to receive any excess in the Market Value of shares of Stock (except as otherwise provided in Section 7.2(c)) over a specified exercise price.

        2.32.    Stock Grant means the grant of shares of Stock not subject to restrictions or other forfeiture conditions.

        2.33    Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.

3.     Term of the Plan

        Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under this Plan at any time in the period commencing on the date of approval of the Plan by the Board and ending immediately prior to the tenth anniversary of the earlier of the adoption of the Plan by the Board or approval of the Plan by the Company's stockholders. Awards granted pursuant to the Plan within that period shall not expire solely by reason of the termination of the Plan. Awards of Incentive Options granted prior to stockholder approval of the Plan are expressly conditioned upon such approval, but in the event of the failure of the stockholders to approve the Plan shall thereafter and for all purposes be deemed to constitute Nonstatutory Options.

4.     Stock Subject to the Plan

        At no time shall the number of shares of Stock issued pursuant to or subject to outstanding Awards granted under the Plan exceed the excess of (i) 18,080,000 shares of stock over (ii) the number of shares of Stock issued pursuant to or subject to outstanding awards granted under the Company's Amended and Restated 1995 Stock Plan and 1995 Non-Employee Director Stock Option Plan; subject, however, to the provisions of Section 8 of the Plan. At no time shall the number of shares of Stock issued pursuant to or subject to the outstanding Incentive Options granted under the Plan exceed 5,489,245 shares of Stock; subject, however, to the provisions of Section 8 of the Plan. For purposes of applying the foregoing limitation, (a) if any Option or Stock Appreciation Right expires, terminates, or is cancelled for any reason without having been exercised in full, or if any other Award is forfeited by the recipient, the shares not purchased by the Optionee or which are forfeited by the recipient shall again be available for Awards to be granted under the Plan and (b) if any Option is exercised by delivering previously owned shares in payment of the exercise price therefore, only the net number of shares, that is, the number of shares issued minus the number received by the Company in payment of the exercise price, shall be considered to have been issued pursuant to an Award granted under the Plan. In addition, settlement of any Award shall not count against the foregoing limitations except to the extent settled in the form of Stock. Shares of Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.

5.     Administration

        The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee's exercise of its authorities hereunder. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan including the employee, consultant or director to receive the Award and the form of Award. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, consultants, and directors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto.

6.     Authorization of Grants

        6.1.    Eligibility. The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any employee of or consultant to one or more of the Company and its Affiliates or to non-employee members of the Board or of any board of directors (or similar governing authority) of any Affiliate. However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option. Further, in no event shall the number of shares of Stock covered by Options or other Awards granted to any one person in any one calendar year exceed 25% of the aggregate number of shares of Stock subject to the Plan.

        6.2.    General Terms of Awards. Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant has executed an agreement evidencing the Award, delivered a fully executed copy thereof to the Company, and otherwise complied with the applicable terms and conditions of such Award.

        6.3.    Effect of Termination of Employment, Etc. Unless the Committee shall provide otherwise with respect to any Award, if the Participant's employment or other association with the Company and its Affiliates ends for any reason, including because of the Participant's employer ceasing to be an Affiliate, (a) any outstanding Option or SAR of the Participant shall cease to be exercisable in any respect not later than 90 days following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, and (b) any other outstanding Award of the Participant shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement. Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of ninety (90) days or the period during which the absent Participant's reemployment rights, if any, are guaranteed by statute or by contract.

        6.4.    Non-Transferability of Awards. Except as otherwise provided in this Section 6.4, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of a Participant's rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant's legal representative. However, the Committee may, at or after the grant of an Award of a Nonstatutory Option, or shares of Restricted Stock, provide that such Award may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion. For this purpose, "family member" means any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust in which the foregoing persons have more than fifty (50) percent of the beneficial interests, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty (50) percent of the voting interests.

7.     Specific Terms of Awards

        7.1.    Options.

          (a)   Date of Grant. The granting of an Option shall take place at the time specified in the Award Agreement. Only if expressly so provided in the applicable Award Agreement shall the Grant Date be the date on which the Award Agreement shall have been duly executed and delivered by the Company and the Optionee.

          (b)   Exercise Price. The price at which shares of Stock may be acquired under each Incentive Option shall be not less than 100% of the Market Value of Stock on the Grant Date, or not less than 110% of the Market Value of Stock on the Grant Date if the Optionee is a Ten Percent Owner. The price at which shares may be acquired under each Nonstatutory Option shall not be so limited solely by reason of this Section.

          (c)   Option Period. No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner. The Option period under each Nonstatutory Option shall not be so limited solely by reason of this Section.

          (d)   Exercisability. An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; provided, however, that in the case of an Incentive Option, any such Acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to the Acceleration.

          (e)   Method of Exercise. An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 16, specifying the number of shares with respect to which the Option is then being exercised. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Award Agreement:

            1.     In cash, by certified or bank check or other instrument acceptable to the Administrator;

            2.     Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that have been beneficially owned by the Optionee for at least six months and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Market Value on the exercise date; or

            3.     By the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the Optionee chooses to pay the purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure.

Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for the number of shares then being purchased. Such shares shall be fully paid and nonassessable. In the event an Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

          (f)    Limit on Incentive Option Characterization. An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the "current limit". The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates, after December 31, 1986. Any shares of Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

          (g)   Notification of Disposition. Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

        7.2.    Stock Appreciation Rights.

          (a)   Tandem or Stand-Alone. Stock Appreciation Rights may be granted in tandem with an Option (at or, in the case of a Nonstatutory Option, after, the award of the Option), or alone and unrelated to an Option. Stock Appreciation Rights in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem Stock Appreciation Rights are exercised.

          (b)   Exercise Price. Stock Appreciation Rights shall have an exercise price of not less than fifty percent (50%) of the Market Value of the Stock on the date of award, or in the case of Stock Appreciation Rights in tandem with Options, the exercise price of the related Option.

          (c)   Other Terms. Except as the Committee may deem inappropriate or inapplicable in the circumstances, Stock Appreciation Rights shall be subject to terms and conditions substantially similar to those applicable to a Nonstatutory Option. In addition, an SAR related to an Option which can only be exercised during limited periods following a Change in Control may entitle the Participant to receive an amount based upon the highest price paid or offered for Stock in any transaction relating to the Change in Control or paid during the thirty (30) day period immediately preceding the occurrence of the change in control in any transaction reported in the stock market in which the Stock is normally traded.

        7.3.    Restricted Stock.

          (a)   Purchase Price. Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

          (b)   Issuance of Certificates. Each Participant receiving a Restricted Stock Award, subject to subsection (c) below, shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

        The transferability of this certificate and the shares represented by this certificate are subject to the terms and conditions of Investors Financial Services Corp. 2005 Equity Incentive Plan and an Award Agreement entered into by the registered owner and Investors Financial Services Corp. Copies of such Plan and Agreement are on file in the offices of Investors Financial Services Corp..

          (c)   Escrow of Shares. The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

          (d)   Restrictions and Restriction Period. During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

          (e)   Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award. Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a stockholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the shares of Restricted Stock. The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 4.

          (f)    Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered.

        7.4.    Restricted Stock Units.

          (a)   Character. Each Restricted Stock Unit shall entitle the recipient to a share of Stock at a close of such Restriction Period as the Committee may establish and subject to a Risk of Forfeiture arising on the basis of such conditions relating to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

          (b)   Form and Timing of Payment. Payment of earned Restricted Stock Units shall be made in a single lump sum following the close of the applicable Restriction Period. At the discretion of the Committee, Participants may be entitled to receive payments equivalent to any dividends declared with respect to Stock referenced in grants of Restricted Stock Units but only following the close of the applicable Restriction Period and then only if the underlying Stock shall have been earned. Unless the Committee shall provide otherwise, any such dividend equivalents shall be paid, if at all, without interest or other earnings.

        7.5.    Performance Units.

          (a)   Character. Each Performance Unit shall entitle the recipient to the value of a specified number of shares of Stock, over the initial value for such number of shares, if any, established by the Committee at the time of grant, at the close of a specified Performance Period to the extent specified Performance Goals shall have been achieved.

          (b)   Earning of Performance Units. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met within the applicable Performance Period, will determine the number and value of Performance Units that will be paid out to the Participant. After the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive payout on the number and value of Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved.

          (c)   Form and Timing of Payment. Payment of earned Performance Units shall be made in a single lump sum following the close of the applicable Performance Period. At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Stock which have been earned in connection with grants of Performance Units which have been earned, but not yet distributed to Participants. The Committee may permit or, if it so provides at grant require, a Participant to defer such Participant's receipt of the payment of cash or the delivery of Stock that would otherwise be due to such Participant by virtue of the satisfaction of any requirements or goals with respect to Performance Units. If any such deferral election is required or permitted, the Committee shall establish rules and procedures for such payment deferrals.

        7.6.    Stock Grants. Stock Grants shall be awarded solely in recognition of significant contributions to the success of the Company or its Affiliates, in lieu of compensation otherwise already due and in such other limited circumstances as the Committee deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.

        7.7.    Qualified Performance-Based Awards.

          (a)   Purpose. The purpose of this Section 7.7 is to provide the Committee the ability to qualify Awards as "performance-based compensation" under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant an Award as a Qualified Performance-Based Award, the provisions of this Section 7.7 will control over any contrary provision contained in the Plan. In the course of granting any Award, the Committee may specifically designate the Award as intended to qualify as a Qualified Performance-Based Award. However, no Award shall be considered to have failed to qualify as a Qualified Performance-Based Award solely because the Award is not expressly designated as a Qualified Performance-Based Award, if the Award otherwise satisfies the provisions of this Section 7.7 and the requirements of Section 162(m) of the Code and the regulations thereunder applicable to "performance-based compensation."

          (b)   Authority. All grants of Awards intended to qualify as Qualified Performance-Based Awards and determination of terms applicable thereto shall be made by the Committee or, if not all of the members thereof qualify as "outside directors" within the meaning of applicable IRS regulations under Section 162 of the Code, a subcommittee of the Committee consisting of such of the members of the Committee as do so qualify. Any action by such a subcommittee shall be considered the action of the Committee for purposes of the Plan.

          (b)   Applicability. This Section 7.7 will apply only to those Covered Employees, or to those persons who the Committee determines are reasonably likely to become Covered Employees in the period covered by an Award, selected by the Committee to receive Qualified Performance-Based Awards. The Committee may, in its discretion, grant Awards to Covered Employees that do not satisfy the requirements of this Section 7.7.

          (c)   Discretion of Committee with Respect to Qualified Performance-Based Awards. Options may be granted as Qualified Performance-Based Awards in accordance with Section 7.1, except that the exercise price of any Option intended to qualify as a Qualified Performance-Based Award shall in no event be less that the Market Value of the Stock on the date of grant. With regard to other Awards intended to qualify as Qualified Performance-Based Awards, such as Restricted Stock,

  Restricted Stock Units, or Performance Units, the Committee will have full discretion to select the length of any applicable Restriction Period or Performance Period, the kind and/or level of the applicable Performance Goal, and whether the Performance Goal is to apply to the Company, a Subsidiary or any division or business unit or to the individual. Any Performance Goal or Goals applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than ninety (90) days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for "performance-based compensation" under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Code) at the time established.

          (d)   Payment of Qualified Performance-Based Awards. A Participant will be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals period are achieved within the applicable Performance Period, as determined by the Committee. In determining the actual size of an individual Qualified Performance-Based Award, the Committee may reduce or eliminate the amount of the Qualified Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

          (e)   Maximum Award Payable. The maximum Qualified Performance-Based Award payment to any one Participant under the Plan for a Performance Period is 5,489,245 shares of Stock (subject to the provisions of Section 8 of the Plan) or, if the Qualified Performance-Based Award is paid in cash, that number of shares multiplied by the Market Value of the Stock as of the date the Qualified Performance-Based Award is granted.

          (f)    Limitation on Adjustments for Certain Events. No adjustment of any Qualified Performance-Based Award pursuant to Section 8 shall be made except on such basis, if any, as will not cause such Award to provide other than "performance-based compensation" within the meaning of Section 162(m) of the Code.

        7.8.    Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant's residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. The Committee may establish supplements to, or amendments, restatements, or alternative versions of the Plan for the purpose of granting and administrating any such modified Award. No such modification, supplement, amendment, restatement or alternative version may increase the share limit of Section 4.

8.     Adjustment Provisions

        8.1.    Adjustment for Corporate Actions. All of the share numbers set forth in the Plan reflect the capital structure of the Company as of February 18, 2005. Subject to Section 8.2, if subsequent to that date the outstanding shares of Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of Stock, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options and Stock Appreciation Rights (without change in the aggregate purchase price as to which such Options or Rights remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

        8.2.    Change in Control. The Committee may, in the Award Agreement, provide for the effect of a Change in Control on an Award. Such provisions may include but are not limited to any one or more of the following with respect to any or all Awards: (i) the specific consequences of a Change in Control on the Awards; (ii) the acceleration or extension of time periods for purposes of exercising, vesting in, or realizing gain from, the Awards; (iii) a reservation of the Committee's right to determine in its discretion at any time that there shall be full acceleration or no acceleration of benefits under the Awards; (iv) that only certain or limited benefits under the Awards shall be accelerated; (v) that the Awards shall be accelerated for a limited time only; or (vi) that acceleration of the Awards shall be subject to additional conditions precedent (such as a termination of employment following a Change in Control).

        In addition to any action required or authorized by the terms of an Award, the Committee may take any other action it deems appropriate to ensure the equitable treatment of Participants in the event of or in anticipation of a Change in Control, including but not limited to any one or more of the following with respect to any or all Awards: (i) the waiver of conditions on the Awards that were imposed for the benefit of the Corporation; (ii) provision for the cash settlement of the Awards for their equivalent cash value, as determined by the Committee, as of the date of the Change in Control; (iii) provision for Awards to be assumed or replaced by comparable Awards referencing shares of the capital stock of the successor or acquiring entity or parent thereof; or (iv) such other modification or adjustment to the Awards as the Committee deems appropriate to maintain and protect the rights and interests of Participants upon or following the Change in Control. The Committee also may accord any Participant a right to refuse any acceleration of exercisability, vesting or benefits, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve.

        Notwithstanding the foregoing provisions of this Section 7(b) or any provision in an Award Agreement to the contrary, if any Award to any Insider is accelerated to a date that is less than six months after the Date of Grant, the Committee may prohibit a sale of the underlying Stock (other than a sale by operation or law in exchange for or through conversion into other securities), and the Corporation may impose legend and other restrictions on the Stock to enforce this prohibition.

        8.3.    Dissolution or Liquidation. Upon dissolution or liquidation of the Company, other than as part of an Acquisition or similar transaction, each outstanding Option and SAR shall terminate, but the Optionee or SAR holder shall have the right, immediately prior to the dissolution or liquidation, to exercise the Option or SAR to the extent exercisable on the date of dissolution or liquidation.

        8.4.    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. In the event of any corporate action not specifically covered by the preceding Sections, including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, the Committee may make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

        8.5.    Related Matters. Any adjustment in Awards made pursuant to this Section 8 shall be determined and made, if at all, by the Committee and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture, applicable repurchase prices for Restricted Stock, and Performance Goals and other financial objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by an Award shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares. No adjustment of an Option exercise price per share pursuant to this Section 8 shall result in an exercise price which is less than the par value of the Stock.

9.     Settlement of Awards

        9.1.    In General. Options and Restricted Stock shall be settled in accordance with their terms. All other Awards may be settled in cash, Stock, or other Awards, or a combination thereof, as determined by the Committee at or after grant and subject to any contrary Award Agreement. The Committee may not require settlement of any Award in Stock pursuant to the immediately preceding sentence to the extent issuance of such Stock would be prohibited or unreasonably delayed by reason of any other provision of the Plan.

        9.2.    Violation of Law. Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

          (a)   the shares are at the time of the issue of such shares effectively registered under the Securities Act of 1933; or

          (b)   the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares or such beneficial interest, as the case may be, does not require registration under the Securities Act of 1933, as amended or any applicable State securities laws.

        The Company shall make all reasonable efforts to bring about the occurrence of said events.

        9.3.    Corporate Restrictions on Rights in Stock. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter, certificate or articles, and by-laws, of the Company.

        9.4.    Registration. If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended or other applicable statutes any shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Stock for exemption from the Securities Act of 1933, as amended or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of shares of Stock, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities. Without limiting the generality of the foregoing provisions of this Section 10.4, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company's directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company's directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company's directors and officers.

        9.5.    Placement of Legends; Stop Orders; etc. Each share of Stock to be issued pursuant to Awards granted under the Plan may bear any applicable restriction under the Plan, the terms of the Award or applicable law. All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

        9.6.    Tax Withholding. Whenever shares of Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award. However, in such cases Participants may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares to satisfy their tax obligations. Participants may only elect to have Shares withheld having a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.

10.   Reservation of Stock

        The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

11.   Limitation of Rights in Stock; No Special Service Rights

        A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock subject to an Award, unless and until a certificate shall have been issued therefore and delivered to the Participant or his agent. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation and the By-laws of the Company. Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient's employment or other association with the Company and its Affiliates.

12.   Unfunded Status of Plan

        The Plan is intended to constitute an "unfunded" plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Options, Stock Appreciation Rights and other Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

13.   Nonexclusivity of the Plan

        Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

14.   Termination and Amendment of the Plan

        The Board may at any time terminate, suspend or discontinue the Plan. The Board of Directors may amend this Plan at any time, provided that any material amendment to the Plan will not be effective unless approved by the Corporation's stockholders. For this purpose, a material amendment is any amendment that would (i) materially increase the number of shares of Stock available under the Plan or issuable to a Participant (other than a change in the number of shares made pursuant to Section 8); (ii) change the types of awards that may be granted under the Plan; (iii) expand the class of persons eligible to receive awards or otherwise participate in the Plan; (iv) reduce the price at which an Option is exercisable by amendment of an Award Agreement (other than as permitted in Section 8); or (v) require stockholder approval pursuant to the requirements of Nasdaq or any exchange on which the Company is then listed or applicable law. Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment. In any case, no termination or amendment of the Plan may, without the consent of any recipient of an Award granted hereunder, adversely affect the rights of the recipient under such Award.

        The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan, but no such amendment shall impair the rights of the recipient of such Award without his or her consent.

15.   Notices and Other Communications

        Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Treasurer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

16.   Governing Law

        The Plan and all Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

200 Clarendon Street P.O. Box 9130 EXL-35 Boston, MA 02117-9130	VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on the day before the cut-off date or meeting date. Have the proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
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VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Investors Real Estate Trust, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

ASCPR1                        KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INVESTORS FINANCIAL SERVICES CORP.

Vote on Directors

1.	To elect two (2) Class I Directors. See Reverse side for instruction. 1) Phyllis S. Swersky 2) Edward F. Hines, Jr.	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee, mark "For All Except" and write the nominee's number on the line below.

Vote on Proposals

		For	Against	Abstain
2.	To approve the Company's 2005 Equity Incentive Plan.	☐	☐	☐
3.	To ratify the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005.	☐	☐	☐
	Yes	No
HOUSEHOLDING ELECTION — Please indicate if you consent to receive certain future investor communications in a single package per household	☐	☐	NOTE: Please sign exactly as name appears herein, joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX] Date			Signature (Joint Owners) Date

INVESTORS FINANCIAL SERVICES CORP.
PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS

P R O X Y	The undersigned hereby appoints Kevin J. Sheehan and John N. Spinney, Jr. and each or either of them, proxies with full power of substitution to vote all shares of stock of Investors Financial Services Corp. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Thursday, April 14, 2005, at 11:00 a.m., local time, at the Company's offices at 200 Clarendon Street, Boston, Massachusetts, and at any adjournment thereof, upon matters set forth in the Notice of 2005 Annual Meeting of Stockholders and Proxy Statement dated March 7, 2005, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their judgment, upon such other business as may properly come before the meeting, or any postponement or adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO
DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF DIRECTORS AS DESCRIBED
IN ITEM 1, FOR THE PROPOSALS IN ITEMS 2 AND 3 AND IN THE JUDGMENT OF THE
PROXIES NAMED HEREIN WITH RESPECT TO ANY OTHER MATTERS.

THE NOMINEES FOR CLASS I DIRECTOR ARE:

01) Phyllis S. Swersky                02) Edward F. Hines, Jr.

        INSTRUCTION:    To withhold your vote for any individual nominee, write that nominee's name in the space provided to the right of Proposal 1 on reverse side. To vote for or against all nominees, see Proposal 1 on reverse side. (TO BE SIGNED ON REVERSE SIDE)

QuickLinks

GENERAL INFORMATION
MANAGEMENT AND PRINCIPAL HOLDERS OF VOTING SECURITIES
PROPOSAL 1 ELECTION OF DIRECTORS Nominees
THE BOARD OF DIRECTORS AND ITS COMMITTEES
REPORT OF THE AUDIT COMMITTEE
COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS
2004 NON–EMPLOYEE DIRECTOR COMPENSATION
2005 NON–EMPLOYEE DIRECTOR COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL 2 APPROVAL OF THE COMPANY'S 2005 EQUITY INCENTIVE PLAN
PROPOSAL 3 RATIFICATION OF SELECTION OF THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
CODE OF CONDUCT POLICY
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER PROPOSALS
APPENDIX A INVESTORS FINANCIAL SERVICES CORP. AUDIT COMMITTEE CHARTER
  APPENDIX B 2005 EQUITY INCENTIVE PLAN
PROXY CARD